UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Rexford Industrial Realty, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0‑11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

April 27, 2018
Dear Fellow Stockholder:
On behalf of the Board of Directors of Rexford Industrial Realty, Inc., a Maryland corporation, I cordially invite you to attend our Annual Meeting of Stockholders on Monday, June 11, 2018, at the offices of Rexford Industrial Realty, Inc. at 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California, 90025 at 8:00 a.m. (Pacific Time).
The notice of meeting and Proxy Statement that follow describe the business we will consider at the meeting. We sincerely hope you will be able to attend the meeting. However, whether or not you are personally present, your vote is very important. We are pleased to offer multiple options for voting your shares. You may authorize a proxy to vote by telephone, via the internet, by mail or vote in person as described in the Proxy Statement.
Thank you for your continued support of Rexford Industrial Realty, Inc.
Sincerely yours,
Richard Ziman
Chairman of the Board of Directors

Rexford Industrial Realty, Inc.
11620 Wilshire Boulevard, Suite 1000
Los Angeles, California 90025
(310) 966-1680
NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS
Please join us for the 2018 Annual Meeting of Stockholders of Rexford Industrial Realty, Inc., a Maryland corporation (the “Annual Meeting”). The meeting will be held at 8:00 a.m. (Pacific Time), on Monday, June 11, 2018, at the offices of Rexford Industrial Realty, Inc. at 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California, 90025.
At the Annual Meeting, our stockholders will consider and vote on the following matters:

(1)	The election of eight directors, each to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies;

(2)	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	An advisory resolution to approve the Company’s named executive officer compensation for the fiscal year ended December 31, 2017, as described in the accompanying Proxy Statement;

(4)	The approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan; and

(5)	Any other business properly introduced at the Annual Meeting or any postponement or adjournment of the Annual Meeting.
You must own shares of Rexford Industrial Realty, Inc. common stock at the close of business on April 16, 2018, the record date for the Annual Meeting, or hold a valid proxy from a record holder as of the record date, to attend or vote at the Annual Meeting or at any continuation, postponement or adjournment of the Annual Meeting. If you plan to attend, please bring proper photo identification and, if your shares are held in “street name” (i.e., through a broker, bank or other nominee), a copy of a brokerage statement reflecting your stock ownership as of the close of business on April 16, 2018. Regardless of whether you will attend, please authorize your proxy electronically through the internet or by telephone or by completing and mailing your proxy card so that your votes can be cast at the Annual Meeting in accordance with your instructions. For specific instructions on authorizing a proxy, please refer to the instructions on the proxy card, or if your shares are held in street name, the instructions provided by your broker, bank or other nominee. Authorizing a proxy in any of these ways will not prevent you from voting in person at the Annual Meeting if you are a stockholder of record as of the record date for the Annual Meeting or if you hold a proxy from a record holder.

By Order of the Board of Directors,

David Lanzer
General Counsel and Secretary
Los Angeles, California
April 27, 2018

PROXY STATEMENT
GENERAL
This Proxy Statement and accompanying proxy card are available beginning April 27, 2018 in connection with the solicitation of proxies by the Board of Directors of Rexford Industrial Realty, Inc., for use at the 2018 Annual Meeting of Stockholders, which we may refer to as the “Annual Meeting.” We may refer to ourselves in this Proxy Statement alternatively as the “Company,” “we,” “us” or “our” and we may refer to our Board of Directors as the “Board.” A copy of our Annual Report to Stockholders for the 2017 fiscal year, including financial statements, is being made available simultaneously with this Proxy Statement to each stockholder.
Important Notice Regarding Internet Availability of Proxy Materials for the Stockholder Meeting to be Held on June 11, 2018: The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2017 Annual Report are available at www.voteproxy.com. Website addresses referred to in this Proxy Statement are not intended to function as hyperlinks, and the information contained on any such website is not a part of this Proxy Statement.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these materials? Our Board of Directors is making these materials available to you over the internet or by delivering paper copies to you by mail in connection with the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.
Why did I receive a notice in the mail regarding internet availability of proxy materials instead of a paper copy of the proxy materials? Pursuant to Rule 14a-16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have elected to provide access to our proxy materials over the internet. Accordingly, on or about April 27, 2018, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of April 16, 2018 while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice to the beneficial owners. All stockholders will have the ability to access the proxy materials, including this Proxy Statement and our 2017 Annual Report, on the website referred to in the Notice or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy by mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice and on the website referred to in the Notice. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such request.
How do I vote? If you hold your shares of common stock as a record holder and you are viewing this Proxy Statement on the internet, you may vote your shares by submitting a proxy over the internet by following the instructions on the website referred to in the Notice previously mailed to you. You may also authorize a proxy by telephone or by mail as described below.
If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares of common stock are held in the name of your broker, bank or other nominee, and you want to vote in person, you will need to obtain a legal proxy from the institution that holds your common stock.

If your common stock is held in your name, there are three ways for you to authorize a proxy:

(1)	If you received a paper copy of the proxy materials by mail, sign, date and mail the proxy card in the enclosed return envelope;

(2)	Call 1-800-776-9437; or

(3)
Log on to the internet at www.voteproxy.com and follow the instructions at that site. The website address for authorizing a proxy by internet is also provided on your Notice, as well as your unique 12-digit control number needed to access the Company’s annual meeting information located at www.voteproxy.com.

Telephone and internet proxy authorizations will close at 11:59 p.m. (Eastern Time) on June 10, 2018. If you authorize a proxy, unless you indicate otherwise, the persons named as your proxies will cast your votes FOR the election of all of the nominees named in this Proxy Statement; FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm; FOR the advisory resolution on the Company’s named executive officer compensation; and FOR the approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan. The persons named as proxies will vote in their discretion on any other business properly introduced at the Annual Meeting or any postponement or adjournment of the Annual Meeting.
If your shares of common stock are held in the name of your broker, bank or other nominee, you should receive separate instructions from the holder of your common stock describing how to provide voting instructions.
Even if you plan to attend the Annual Meeting, we recommend that you authorize a proxy in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.
Can I vote my shares by completing and returning the Notice? No. The Notice will, however, provide instructions on how to authorize a proxy to vote your shares by telephone, by internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the Annual Meeting.
Where and when is the Annual Meeting? The Annual Meeting will be held at 8:00 a.m. (Pacific Time) on Monday, June 11, 2018, at the offices of Rexford Industrial Realty, Inc. at 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California, 90025.
What is the purpose of the Annual Meeting of Stockholders? At the Annual Meeting, stockholders will consider and vote upon matters described in the Notice of Annual Meeting and this Proxy Statement, including without limitation the election of directors and the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. In addition, once the business of the Annual Meeting is concluded, members of management will respond to questions raised by stockholders, as time permits.
Who can attend the Annual Meeting? All of our stockholders as of the close of business on April 16, 2018, the record date for the Annual Meeting, or individuals holding their duly appointed proxies, may attend the Annual Meeting. You should be prepared to present proper photo identification for admittance. Authorizing a proxy in response to this solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other nominee), you will need to provide proof of beneficial ownership as of April 16, 2018, such as a copy of a brokerage statement reflecting your stock ownership as of April 16, 2018, a copy of the Notice of Internet Availability of Proxy Materials or voting instruction form provided by your broker, banker or other nominee, or other similar evidence of ownership, as well as your photo identification, to gain admittance to the Annual Meeting. If you hold your common stock in "street name" and you wish to vote in person at the Annual Meeting, you must obtain a "legal proxy" from your bank, broker or other nominee.
What am I voting on? At the Annual Meeting, you may consider and vote on:

(1)	the election of eight directors;

(2)	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(3)	an advisory resolution to approve the Company’s named executive officer compensation for the fiscal year ended December 31, 2017, as more fully described in this Proxy Statement;

(4)	the approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan; and

(5)	any other business properly introduced at the Annual Meeting.
What are the Board’s recommendations? The Board recommends a vote:

•	FOR the election of each nominee named in this Proxy Statement (see Proposal No. 1);

•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (see Proposal No. 2);

•
FOR the advisory resolution to approve the Company’s named executive officer compensation for the fiscal year ended December 31, 2017, as more fully described in this Proxy Statement (see Proposal No. 3); and

•	FOR the approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (see Proposal No. 4).
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board and in their discretion on any other business properly introduced at the Annual Meeting.
Who may vote? You may vote if you owned shares of our common stock at the close of business on April 16, 2018, which is the record date for the Annual Meeting. You are entitled to cast one vote in the election of directors for as many individuals as there are directors to be elected at the Annual Meeting and to cast one vote on each other matter properly presented at the Annual Meeting for each share of common stock you owned as of the record date. As of April 16, 2018, we had 81,077,178 shares of common stock outstanding.
Who counts the votes? A representative of American Stock Transfer & Trust Company, LLC will tabulate the votes and will act as the inspector of the election.
What is a quorum for the Annual Meeting? The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum at the Annual Meeting. No business may be conducted at the Annual Meeting if a quorum is not present.
If a quorum is not present at the Annual Meeting, the Chairman of the meeting may adjourn the Annual Meeting to another date, time or place, not later than 120 days after the original record date of April 16, 2018, without notice other than announcement at the meeting. We may also postpone the Annual Meeting by making a public announcement of the postponement before the time scheduled for the Annual Meeting.

What vote is required to approve an item of business at the Annual Meeting? To be elected as a director (Proposal No. 1), a nominee must receive a plurality of all the votes cast in the election of directors (meaning that the eight director nominees who receive the highest number of votes “FOR” their election are elected).
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm (Proposal No. 2), to adopt the advisory resolution on named executive officer compensation (Proposal No. 3) and to approve the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (Proposal No. 4), the affirmative vote of a majority of the votes cast on the proposal is required (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” such proposal).
If you are a stockholder of record as of the record date for the Annual Meeting and you authorize a proxy (whether by internet, telephone or mail) without specifying a choice on any given matter to be considered at this Annual Meeting, the proxy holders will vote your shares according to the Board’s recommendation on that matter. If you are a stockholder of record as of the record date for the Annual Meeting and you fail to authorize a proxy or vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.
If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (“NYSE”), your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner. A broker non-vote is not considered a vote cast on a proposal; however, stockholders delivering a properly-executed broker non-vote will be counted as present for purposes of determining whether a quorum is present.
If you hold your shares in a brokerage account, then, under NYSE rules and Maryland law:

•
With respect to Proposal No. 1 (Election of Directors), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the election of directors.

•	With respect to Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm), your broker is entitled to vote your shares on this matter if no instructions are received from you.

•
With respect to Proposal No. 3 (Advisory Vote on the Compensation of the Named Executive Officers (“Say-on-Pay Vote”)), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on this proposal.

•
With respect to Proposal No. 4 (Approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan), your broker, bank or other nominee is not entitled to vote your shares on this matter if no instructions are received from you. Broker non-votes will have no effect on the result of the vote on this proposal.

Because an abstention is not a vote cast with respect to any proposal except Proposal No. 4, if you instruct your proxy or broker to “abstain” or “withhold” on any matter, it will have no effect on the vote on any of the matters to be considered at the Annual Meeting other than Proposal No. 4. With respect to Proposal No. 4, the NYSE requires that abstentions be counted as votes cast, and therefore any abstentions with respect to Proposal No. 4 shall have the effect of a vote against Proposal No. 4. However, if you instruct your proxy or broker to “abstain” on any or all matters, you will still be counted as present for purposes of determining whether a quorum is present.
Can I revoke my proxy? Yes, if your shares of common stock are held on record in your name, you can revoke your proxy by:

•	Filing written notice of revocation with our Secretary before the Annual Meeting at the address shown on the front of this Proxy Statement or at the Annual Meeting;

•	signing a proxy bearing a later date; or

•	attending and voting in person at the Annual Meeting.
Attendance at the Annual Meeting will not, by itself, revoke a properly-executed proxy. If your shares of common stock are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your common stock regarding how to revoke your proxy.
What happens if additional matters are presented at the Annual Meeting? Other than the four proposals described in this Proxy Statement, we are not aware of any business that may properly be brought before the Annual Meeting. If any other matters are properly introduced for a vote at the Annual Meeting and if you properly authorize a proxy, the persons named as proxy holders will vote in their discretion on any such additional matters. As of the date of this Proxy Statement, our Board is not aware of any other individual who may properly be nominated for election as a director at the Annual Meeting or of any nominee who is unable or unwilling to serve as director. If any nominee named in this Proxy Statement is unwilling or unable to serve as a director, our Board may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee.
Who pays for this proxy solicitation? We will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies we solicit. Proxies may be solicited by mail, telephone, personal contact and electronic means and may also be solicited by directors and officers in person, by the internet, by telephone or by facsimile transmission, without additional remuneration.
We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of our common stock as of the record date and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by the internet or telephone, or by completing and returning the enclosed proxy card (if you received your proxy materials in the mail), will help to avoid additional expense.
Where can I find corporate governance materials? Our Corporate Governance Guidelines and Code of Business Conduct and Ethics and the charters for the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available on the Company Information—Governance Documents page of the Investor Relations section on our website at www.rexfordindustrial.com.

NO PERSON IS AUTHORIZED ON OUR BEHALF TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING, OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION AND/OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT. _____________________________________________________________________________________________
The date of this Proxy Statement is April 27, 2018.

INFORMATION ABOUT THE BOARD
PROPOSAL NO. 1
NOMINEES FOR ELECTION TO THE BOARD
At the Annual Meeting, our stockholders will elect eight directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualify. The Board seeks directors who represent a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In nominating candidates, the Board considers a diversified membership in the broadest sense, including persons diverse in experience, gender and ethnicity. The Board does not discriminate on the basis of race, color, national origin, gender, religion, disability or sexual preference. Our director nominees were nominated by the Board based on the recommendation of the Nominating and Corporate Governance Committee, or Governance Committee. They were selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. We also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. All nominees are presently directors of Rexford Industrial Realty, Inc. and each of the nominees has consented, if elected as a director, to serve until his or her term expires.
Your proxy holder will cast your votes for each of the Board’s nominees, unless you instruct otherwise. If a nominee is unable to serve as a director, your proxy holder will vote for any substitute nominee proposed by the Board.
The Board of Directors unanimously recommends that the stockholders vote “FOR” the eight nominees listed below.

Name	Age	Position
Richard Ziman	75	Chairman of the Board of Directors
Howard Schwimmer	57	Co-Chief Executive Officer and Director
Michael S. Frankel	55	Co-Chief Executive Officer and Director
Robert L. Antin †	68	Director
Steven C. Good †	75	Director
Diana J. Ingram †	60	Director
Tyler H. Rose †	57	Director
Peter E. Schwab †	74	Director

† Independent within the meaning of the NYSE listing standards.

Richard Ziman
Mr. Ziman has served as the Chairman of our Board since January 18, 2013 as part of the formation transactions (“formation transactions”) in connection with our initial public offering (“IPO”), which was completed on July 24, 2013. Mr. Ziman served as the Co-Founder and Chairman of our predecessor business from its inception in December 2001. Mr. Ziman’s industrial real estate experience comprises over forty years of industrial real estate investment experience overseeing his personal, family and foundation-related investments in Southern California as well as having co-founded and served as chairman of the management companies that we acquired as part of our formation transactions. Mr. Ziman’s overall commercial real estate experience also includes his role as the founding Chairman and CEO of Arden Realty, Inc. (“Arden”), a real estate investment firm focused on the commercial office real estate markets in infill Southern California. Mr. Ziman served as Arden’s Chairman of the Board and CEO from its inception in 1990 until its sale in mid-2006 to GE Real Estate in a $4.8 billion transaction involving Arden’s portfolio of approximately 18.5 million square feet in more than 200 office buildings. Arden was publicly traded on the NYSE under the symbol “ARI.” In 2006, Mr. Ziman also co-founded AVP Advisors, LLC and AVP Capital, LLC, the exclusive advisor to American Value Partners, a real estate fund of funds deploying capital on behalf of pension funds throughout the United States. In 1979, Mr. Ziman formed Pacific Financial Group, a diversified real estate investment and development firm, of which he was Managing General Partner. Mr. Ziman also serves on the boards of directors of The Rosalinde and Arthur Gilbert Foundation and The Gilbert Collection Trust. In 2001, Mr. Ziman established and endowed the Richard S. Ziman Center for Real Estate at the Anderson Graduate School of Management at the University of California at Los Angeles. Over the years, Mr. Ziman has held many significant leadership positions in the cultural, educational and social service life of Southern California. Mr. Ziman received his Bachelor’s degree and his Juris Doctor degree from the University of Southern California and practiced law as a partner of the law firm Loeb & Loeb from 1971 to 1980, specializing in transactional and financial aspects of real estate. Our Board of Directors determined that Mr. Ziman should serve as a director based on his extensive executive management experience in the industrial real estate industry and in public companies and extensive knowledge of our Company and our operations.
Howard Schwimmer
Mr. Schwimmer has served as our Co-Chief Executive Officer and as a Board member since January 18, 2013 as part of our formation transactions. Mr. Schwimmer also served as Co-Founder and Senior Managing Partner of our predecessor business since December 2001 and President of one of the management companies that we acquired as part of our formation transactions. From May 1983 until November 2001, Mr. Schwimmer, a licensed California real estate broker, served at various times as manager, executive vice president and broker of record for DAUM Commercial Real Estate, one of California’s oldest industrial brokerage companies. Mr. Schwimmer’s thirty-five year professional career has been dedicated entirely and exclusively to Southern California infill industrial real estate, including its acquisition, value-add improvement, management, sales, leasing and disposition. Mr. Schwimmer has extensive experience forming private and public real estate investment companies, managing real estate brokerage offices, serving on private, public and charitable boards and acquiring, repositioning, developing, leasing, selling and adding value to over 40 million square feet of industrial properties in Southern California. Mr. Schwimmer received his Bachelor’s degree from the University of Southern California in 1983 where he majored in business with an emphasis in real estate finance and development. Mr. Schwimmer serves on the USC Lusk Center Real Estate Leadership Council, is a former Board Chair of USC Hillel, and is the Allocation Committee Chair of the Los Angeles Jewish Federation, Real Estate Principals Organization. Our Board of Directors determined that Mr. Schwimmer should serve as a director based on his executive management experience in the real estate industry and extensive knowledge of our Company and our operations.

Michael S. Frankel
Mr. Frankel has served as our Co-Chief Executive Officer and as a Board member since January 18, 2013 as part of our formation transactions. Mr. Frankel served as the Chief Financial Officer of one of the management companies that we acquired as part of our formation transactions and as Managing Partner of Rexford Industrial LLC and Rexford Sponsor LLC. Mr. Frankel’s career includes twelve years co-managing our predecessor business, which exclusively focused on investing in infill Southern California industrial real estate. Mr. Frankel has focused on real estate investment, private equity investments and senior management operating roles throughout his career. Mr. Frankel was previously responsible for investments at the private equity firm “C3,” a subsidiary of the Comcast Corporation (NASD: CMCSA). Mr. Frankel also served with LEK Consulting, providing strategic advisory services to several of the world’s leading investment institutions. Mr. Frankel began his career as Vice President at Melchers & Co., a European-based firm, where he was responsible for Melchers’ U.S.-Asia operations, principally based in Beijing. Mr. Frankel brings significant public and private equity, finance and management experience to our company. Mr. Frankel has substantial experience working in China, Southeast Asia and France, and speaks Mandarin and French. Mr. Frankel is a licensed real estate broker in the state of California and a member of the Urban Land Institute. Mr. Frankel also serves on the Policy Advisory Board for the Fisher Center for Real Estate and Urban Economics at the University of California, Berkeley. Mr. Frankel earned his Bachelor of Arts degree in political economy from the University of California at Berkeley and his Masters of Business Administration from the Harvard Business School. Our Board of Directors determined that Mr. Frankel should serve as a director based on his extensive executive management and finance experience in the real estate industry and an extensive knowledge of our Company and our operations.
Robert L. Antin
Mr. Antin has served as a Board member since the completion of our IPO on July 24, 2013 and is the Chairman of our Compensation Committee. Mr. Antin was a founder of VCA, Inc. (“VCA”), a publicly traded national animal healthcare company (NASDAQ: WOOF) that provides veterinary services, diagnostic testing and various medical technology products and related services to the veterinary market. Mr. Antin has served as a Director, Chief Executive Officer and President at VCA since its inception in 1986. From September 1983 to 1985, Mr. Antin was President, Chief Executive Officer, a Director and co-founder of AlternaCare Corp., a publicly held company that owned, operated and developed freestanding out-patient surgical centers. From July 1978 until September 1983, Mr. Antin was an officer of American Medical International, Inc., an owner and operator of health care facilities. Mr. Antin received his Bachelor’s degree from the State University of New York at Cortland and his MBA with a certification in hospital and health administration from Cornell University. Our Board of Directors determined that Mr. Antin should serve as a director based on his extensive experience as an executive at a public company which enables him to make significant contributions to the deliberations of the Board, especially in relation to operations, financings and strategic planning.

Steven C. Good
Mr. Good has served as a Board member since the completion of our IPO on July 24, 2013 and is the Chairman of our Audit Committee and a member of our Compensation Committee and our Nominating and Corporate Governance Committee. Since February 2010, Mr. Good has served as a consultant for the accounting firm of Cohn Reznick LLP and provides business consulting and advisory services for a sizeable and varied client base which includes manufacturing, garment, medical services, and real estate development industries. Mr. Good founded the accounting firm of Good, Swartz, Brown & Berns (predecessor of Cohn Reznick LLP) in 1976, and served as an active Senior Partner until February 2010. From 1997 until 2005, Mr. Good served as a Director of Arden Realty, Inc., a publicly-held Real Estate Investment Trust listed on the New York Stock Exchange. Mr. Good currently serves as a Director of OSI Systems, Inc. (NASDAQ: OSIS). Mr. Good also currently serves as a Director of Kayne Anderson MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE). Mr. Good holds a Bachelor of Science degree in Accounting from the University of California, Los Angeles and attended its Graduate School of Business. Our Board of Directors determined that Mr. Good should serve as a director based on his extensive audit, finance and accounting expertise as well as extensive experience as a Director of several public companies.
Diana Ingram
Diana Ingram has served as a Board member since April 17, 2018 and does not presently serve on any committees of the Board. Ms. Ingram is a senior business development, sales, and marketing leader with an extensive background in information technology in the U.S., Latin American and global markets. Ms. Ingram has served as Consulting Director at Oracle Consulting since 2015, where she is focused on helping corporate clients accelerate their transition to cloud computing and enhance their IT security posture. From 2013 to 2015, Ms. Ingram ran Ingram & Associates, an independent consulting firm based in Los Angeles. Prior to that, she was Executive Vice President and Head of Operations for the U.S. start-up of networking software company IBT /Realtime from 2012 to 2013, prior to which she held several key positions at IBM from 2004 to 2012, including Director of Security and Privacy Services, U.S.; Vice President of Global Sales for Wireless E-Business Solutions; Vice President of Telecommunications – Media Sector, Latin America and Director of Enterprise Content Management Software Sales, Americas. Prior to IBM, she was Senior Vice President and General Manager of Operations, West Region at Kinko's Inc., now part of FedEx from 2002-2003, where she oversaw 600 retail stores and 20 commercial print production centers, generating more than $1 billion in revenue annually. Active in the Southern California community, Ms. Ingram serves on the boards of directors of Goodwill of Southern California, ECMC Group, Inc. and the International Women’s Forum, Southern California affiliate. Her previous board service includes Big Brothers Big Sisters, Los Angeles, the Los Angeles Urban League and the Coalition for Clean Air. Ms. Ingram received her Bachelor of Arts degree from Stanford University and her Master of Business Administration from the Kellogg Graduate School of Management at Northwestern University. She is an associate member of the International Information System Security Certification Consortium (ISC)².

Tyler H. Rose
Mr. Rose has served as a Board member since February 23, 2015 and is the Chairman of our Nominating and Corporate Governance Committee and a member of our Audit Committee.  Mr. Rose has served as Executive Vice President and Chief Financial Officer of Kilroy Realty Corporation (NYSE: KRC) (“Kilroy”) since December 2009 after serving as Senior Vice President and Treasurer since 1997. Prior to his tenure at Kilroy, Mr. Rose was Senior Vice President, Corporate Finance of Irvine Apartment Communities, Inc. from 1995 to 1997, and was appointed Treasurer in 1996. Prior to that, Mr. Rose was Vice President, Corporate Finance of The Irvine Company from 1994 to 1995. From 1986 to 1994, Mr. Rose was employed at J.P. Morgan & Co., serving in its Real Estate Corporate Finance Group until 1992 and as Vice President of its Australia Mergers and Acquisitions Group from 1992 to 1994. Mr. Rose also served for two years as a financial analyst for General Electric Company. He serves on the Policy Advisory Board for the Fisher Center for Real Estate and Urban Economics at the University of California, Berkeley. Mr. Rose received a Master of Business Administration degree from The University of Chicago Booth School of Business and a Bachelor of Arts degree in Economics from the University of California, Berkeley. Our Board of Directors determined that Mr. Rose should serve as a director based on his extensive real estate, finance and accounting expertise and extensive experience as an executive at a public real estate investment trust.
Peter E. Schwab
Mr. Schwab has served as a Board member since February 26, 2014 and is a member of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee. Mr. Schwab is a 39-year veteran of the lending industry. He retired in 2011 as Chairman and CEO of Wells Fargo Capital Finance, a leading provider of traditional asset-based lending and other specialized senior secured financing vehicles to companies nationwide. Mr. Schwab was a member of Wells Fargo Bank’s Management Committee. He served in various senior roles with Wells Fargo Capital Finance and predecessor entities (including Foothill Capital Corporation) during his 28-year tenure with the organization. Mr. Schwab currently serves on the Board of Directors of TCP Capital Corp. (NASDAQ: TCPC), a public registered investment company, as well as the boards of several private companies and educational, health, arts, and industry not-for-profit organizations. He earned his bachelor’s degree in education from California State University, Northridge and his master’s degree in education administration from California State University, Los Angeles. Our Board of Directors determined that Mr. Schwab should serve as a director based on his extensive finance experience and expertise, leadership roles within major lending institutions, and service on other public and private boards.

DIRECTOR COMPENSATION
2017 Director Compensation Table
The following table provides details regarding the 2017 compensation of our non-employee directors:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Richard Ziman	250,000	70,012	320,012
Robert L. Antin	81,000	70,012	151,012
Steven C. Good	94,000	70,012	164,012
Peter E. Schwab	74,000	70,012	144,012
Tyler H. Rose	80,000	70,012	150,012
____________

(1)
Howard Schwimmer and Michael S. Frankel, our Co-Chief Executive Officers, are not included in this table as they are employees of our Company and do not receive compensation for their services as directors. All compensation paid to Messrs. Schwimmer and Frankel for the services they provide to us is reflected in the Summary Compensation Table in this Proxy Statement. Diana J. Ingram was elected to our board of directors on April 17, 2018, and therefore did not receive any compensation in 2017.

(2)
Amounts reflect, as applicable, annual cash retainers, committee chair fees and meeting fees (equal to $2,000 per Board or committee meeting attended), in each case, which were paid in respect of 2017 services. For all directors, fourth quarter 2017 fees were paid in January 2018.

(3)
Amounts reflect the full grant-date fair value of restricted stock awards granted with respect to services performed in 2017, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. Amounts ultimately realized in respect of these awards may be greater or less than the amounts shown in the table, and may equal zero in the event that the awards do not vest. We provide detailed information regarding the assumptions used to calculate the value of all restricted stock awards made to directors in Note 14 to our consolidated financial statements contained in our Annual Report on Form 10-K filed on February 21, 2018. As of December 31, 2017, Messrs. Ziman, Antin, Good, Schwab and Rose held 10,650, 2,637, 2,637, 2,637 and 2,637 shares, respectively, of our restricted common stock.

Narrative Disclosure to Director Compensation Table
Our Board has approved a compensation program for our non-employee directors, which was in effect for calendar year 2017 (the “Director Compensation Program”).  The Director Compensation Program consists of annual cash retainers and meeting fees and annual equity awards. The material terms of the Director Compensation Program are described below.
Cash Compensation
Under the Director Compensation Program, for 2017, (i) each non-employee director, other than Mr. Ziman, was entitled to receive an annual cash retainer equal to $50,000, (ii) Mr. Ziman was entitled to receive an annual cash retainer equal to $250,000, (iii) each committee chair was entitled to receive an additional annual cash retainer of $20,000 (Audit), $15,000 (Compensation) or $10,000 (Nominating and Corporate Governance). We did not have a lead independent director in 2017, but in the event we engage a lead independent director in the future, he or she will be entitled to receive an additional annual cash retainer equal to $25,000. Annual retainers for 2017 were paid in cash, quarterly in arrears. In addition, each non-employee director, other than Mr. Ziman, was entitled in 2017 to receive a $2,000 meeting fee for attendance at any Board or committee meeting (whether present in person or telephonically).

Equity Compensation
Each director serving on the Board as of the date of each annual meeting of stockholders who is re-elected for another year of service at such annual meeting is granted restricted stock with a value of approximately $70,000 on the date of the applicable annual meeting (the “Annual Grant”). Each Annual Grant vests in full on the earlier of (1) the date of the annual meeting next following the grant date (regardless of whether the director is re-elected at such meeting, so long as the director serves through such meeting) and (2) the first anniversary of the grant date, subject to continued service through such meeting or such first anniversary, as applicable. Each of our directors (other than Messrs. Schwimmer and Frankel) received Annual Grants of restricted stock for their 2017 services.
In addition, under the Director Compensation Program, each non-employee director who is initially elected or appointed to serve on the Board is granted (on the date of such initial election or appointment) restricted stock with a value of $70,000. In the event that the initial election or appointment does not occur at an annual meeting of stockholders, the value of the restricted stock grant is prorated accordingly. The initial grant vests in full on the earlier of (1) the date of the annual meeting of stockholders next following the grant date (regardless of whether the director is re-elected at such meeting, so long as the director serves through such meeting) and (2) the first anniversary of the grant date, subject to continued service through such meeting or first anniversary, as applicable. All of our directors other than Ms. Ingram served on our Board prior to 2017 and, accordingly, such directors did not receive initial restricted stock grants with respect to 2017 service. Ms. Ingram was appointed to the Board on April 17, 2018 and received a prorated grant of 198 shares of restricted stock on the date of her appointment with respect to 2018 service through the date of the annual meeting.
Director Stock Ownership Guidelines
We have adopted stock ownership guidelines for our non-employee directors, pursuant to which our non-employee directors are required to hold a number of shares of Company stock having a market value equal to or greater than three times their annual cash retainer (not including any additional committee retainers and/or lead independent director retainers). Our current non-employee directors have until December 2020 to achieve these stock ownership requirements or, in the case of a new non-employee director, five years from the commencement of his or her election to the Board. As of April 27, 2018, all our directors other than Ms. Ingram satisfy the stock ownership guidelines.

BOARD STRUCTURE, LEADERSHIP AND RISK MANAGEMENT
We have structured our corporate governance in a manner we believe closely aligns our interests with those of the long term interests of our Company and our stockholders. Notable features of our corporate governance structure include the following:

•	our Board is not classified, with each of our directors subject to re-election annually;

•
of the eight persons who serve on our Board, our Board has determined that five or 62.5%, of our directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•	two of our directors qualify as “audit committee financial experts” as defined by the SEC;

•	we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law (the “MGCL”); and

•	we do not have a stockholder rights plan.
Our directors stay informed about our business by attending meetings of our Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Our Board is currently chaired by Mr. Ziman, our Chairman. Our Board believes that Mr. Ziman’s service as our Chairman is in the best interests of our Company and our stockholders because Mr. Ziman possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face. Our Board believes that his role as Chairman enables decisive leadership, ensures clear accountability and enhances our ability to communicate our message and strategy clearly and consistently to stockholders, employees and tenants.
There are no material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of the Company’s voting securities, or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

EXECUTIVE SESSIONS OF NON-MANAGEMENT DIRECTORS
Our non-management, independent directors typically meet without management present each time the full Board convenes for a meeting, or, to the extent present, each time a Board committee convenes for a regularly scheduled meeting. If the Board convenes for a special meeting, the non-management, independent directors will meet in executive session if circumstances warrant. We currently do not have a lead independent director. Our independent directors have selected Peter Schwab to preside over executive sessions of the Board.

The Board welcomes communications from stockholders. For information on how to communicate with our independent directors, please refer to the information set forth under the heading “—Communications with the Board.”

BOARD MEETINGS
The Board held six regularly scheduled and special meetings in 2017 to review significant developments, engage in strategic planning, and act on matters requiring Board approval. Each incumbent director attended an aggregate of at least 75 percent of the Board meetings and the meetings of committees on which he served, during the period that he served in 2017. The Board also acted by unanimous written consent on 12 occasions.

BOARD COMMITTEES
Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are briefly described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, with respect to each of these committees, and each of these committees is comprised exclusively of independent directors. Additionally, our Board may from time to time establish other committees to facilitate the management of our company.

Audit Committee
Our Audit Committee consists of three of our independent directors. We have determined that the Audit Committee Chairman and one additional member of our Audit Committee qualify as an “audit committee financial expert” as that term is defined by applicable SEC regulations and NYSE corporate governance listing standards. Our Board has determined that each of our Audit Committee members is “financially literate” as that term is defined by NYSE corporate governance listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

•	our accounting and financial reporting processes;

•	the integrity of our consolidated financial statements and financial reporting process;

•	our disclosure controls and procedures and internal control over financial reporting;

•	our compliance with financial, legal and regulatory requirements;

•	the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•	the performance of our internal audit function; and

•	our overall risk profile.
The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee is also responsible for the Audit Committee report included in this Proxy Statement. Mr. Good is Chairman and Messrs. Rose and Schwab are members of the Audit Committee. Both Mr. Good and Mr. Rose qualify as audit committee financial experts.
Additionally, our Board has determined that Mr. Good’s simultaneous service on the audit committees of OSIS, KYN and KYE will not impair his ability to effectively serve as a member of the Company’s Audit Committee. During 2017, the Audit Committee met a total of four times. The Audit Committee also acted by unanimous written consent on one occasion.
Compensation Committee
Our Compensation Committee consists of three independent directors. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•
reviewing and approving, at least annually, the performance goals and objectives relevant to our Co-Chief Executive Officers’ compensation, evaluating our Co-Chief Executive Officers’ performance in light of such goals and objectives and determining and approving the remuneration of our Co-Chief Executive Officers based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our Proxy Statement and annual report disclosure requirements;

•	producing a report on executive compensation to be included in our annual Proxy Statement (if required); and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee, provided that such responsibilities do not pertain to matters involving executive compensation or certain matters determined to involve compensation intended to be “grandfathered” under the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) as exempt from the limitation on deductibility of annual compensation over $1 million under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Mr. Antin is Chairman and Messrs. Good and Schwab are members of the Compensation Committee. During 2017, the Compensation Committee met a total of two times. The Compensation Committee also acted by unanimous written consent on four occasions. The Compensation Committee has the authority to retain legal and other advisors, to the extent it deems necessary or appropriate, and has retained FTI Consulting, Inc. (“FTI Consulting”) as its independent compensation consultant to provide the Compensation Committee with advice and guidance on the design and implementation of the Company’s executive compensation programs. Additional information concerning FTI Consulting and its services is set forth under “Executive Compensation-Compensation Discussion and Analysis.”
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee, or Governance Committee, consists of three independent directors. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Governance Committee, including:

•	identifying and recommending to the full Board qualified candidates for election as directors to fill vacancies on the Board or at any annual meeting of stockholders;

•	developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•	reviewing and making recommendations on matters involving the general operation of the Board, including Board size and composition, and committee composition and structure;

•	recommending to the Board nominees for each committee of the Board of Directors;

•
facilitating the annual assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and NYSE corporate governance listing standards; and

•	overseeing the Board’s evaluation of the performance of management.
Mr. Rose is Chairman and Messrs. Good and Schwab are members of the Governance Committee. During 2017, our Governance Committee met twice during regular meetings of the full Board. The Governance Committee acted by unanimous written consent on one occasion.

AUDIT COMMITTEE REPORT
The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).
Although the Audit Committee of the Board of Directors (the “Audit Committee”) oversees the financial reporting process of Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”), on behalf of the Board of Directors of the Company (the “Board”), consistent with the Audit Committee’s written charter, management has the primary responsibility for preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management.
The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm, Ernst & Young LLP, the Company’s December 31, 2017 audited financial statements. Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plans for the audit. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.
In addition, the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 16, “Communication with Audit Committees,” as amended. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm its independence from the Company and considered the compatibility of non-audit services with its independence.
Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Securities and Exchange Commission.
The foregoing report has been furnished by the Audit Committee as of April 27, 2018.
Steven C. Good, Chairman
Tyler H. Rose
Peter E. Schwab

CORPORATE GOVERNANCE

GOVERNANCE DOCUMENTS
Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee charters, along with our Code of Business Conduct and Ethics and Corporate Governance Guidelines, are available on the Company Information—Governance Documents page of the Investor Relations section on our website at www.rexfordindustrial.com. In addition, these documents also are available in print to any stockholder who requests a copy from our Investor Relations Department at Rexford Industrial Realty, Inc., 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California 90025, or by email at investorrelations@rexfordindustrial.com.  In accordance with the Corporate Governance Guidelines, the Board and each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee conducts an annual performance self-assessment with the purpose of increasing effectiveness of the Board and its committees. (The Company’s website address provided above and elsewhere in this Proxy Statement is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.)

CODE OF BUSINESS CONDUCT AND ETHICS
Our Board formally approved a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or potential conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code.
Any waiver of the Code of Business Conduct and Ethics for our directors, executive officers and other principal financial officers must be approved by the Board or the appropriate committee thereof, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

ROLE OF THE BOARD IN RISK OVERSIGHT
One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight.

In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. In addition, our Audit Committee is responsible for reviewing related party transactions as described below under “Review and Approval of Transaction with Related Persons.”
Our Governance Committee oversees Board processes and oversees governance-related risks and monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.
Our Compensation Committee, with input from our management, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. In considering our employee compensation policies and practices, the Compensation Committee reviews our policies related to payment of salaries and wages, benefits, bonuses, stock-based compensation and other compensation-related practices and considers the relationship between risk management policies and practices, corporate strategy and compensation. We do not believe that our compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Since the date of our IPO, there have been no insider participations or Compensation Committee interlocks of the Compensation Committee. At all times since the completion of our IPO, the Compensation Committee has been comprised solely of independent, non-employee directors.

COMMUNICATIONS WITH THE BOARD
Stockholders and other interested parties may write to the entire Board or any of its members at Rexford Industrial Realty, Inc., c/o David Lanzer, General Counsel and Secretary, 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California 90025. Stockholders and other interested parties also may e-mail the Chairman, the entire Board or any of its members c/o David Lanzer, General Counsel and Secretary, at dlanzer@rexfordindustrial.com. The Board may not be able to respond to all stockholder inquiries directly. Therefore, the Board has developed a process to assist it with managing inquiries.
The General Counsel and Secretary will perform a review in the normal discharge of his duties to ensure that communications forwarded to the Chairman, the Board or any of its members preserve the integrity of the process. While the Board oversees management, it does not participate in day-to-day management functions or business operations, and is not normally in the best position to respond to inquiries with respect to those matters. For example, items that are unrelated to the duties and responsibilities of the Board such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements will not be forwarded to the Chairman or any other director. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded to the Chairman or any other director and will not be retained. Such material may be forwarded to local or federal law enforcement authorities.
Any communication that is relevant to the conduct of our business and is not forwarded will be retained for one year and made available to the Chairman and any other independent director on request. The independent directors grant the General Counsel and Secretary discretion to decide what correspondence will be shared with our management and any personal employee communications may be shared with our human resources department if deemed appropriate. If a response on behalf of the Board is appropriate, we gather any information and documentation necessary for answering the inquiry and provide the information and documentation, as well as a proposed response, to the appropriate director(s). We also may attempt to communicate with the stockholder for any necessary clarification. Our General Counsel and Secretary (or his designee) reviews and approves responses on behalf of the Board in consultation with the applicable director(s), as appropriate.
Certain circumstances may require that the Board depart from the procedures described above, such as the receipt of threatening letters or e-mails or voluminous inquiries with respect to the same subject matter. Nevertheless, the Board considers stockholder questions and comments important, and endeavors to respond promptly and appropriately.

NOMINATION PROCESS FOR DIRECTOR CANDIDATES
The Governance Committee is, among other things, responsible for identifying and evaluating potential candidates and recommending candidates to the Board for nomination. The Governance Committee is governed by a written charter, a copy of which is available on the Company Information—Governance Documents page of the Investor Relations section on our website at www.rexfordindustrial.com.
The Governance Committee regularly reviews the composition of the Board and whether the addition of directors with particular experiences, skills, or characteristics would make the Board more effective. When a need arises to fill a vacancy, or it is determined that a director possessing particular experiences, skills, or characteristics would make the Board more effective, the Governance Committee initiates a search. As a part of the search process, the Governance Committee may consult with other directors and members of senior management, and may hire a search firm to assist in identifying and evaluating potential candidates.
When considering a candidate, the Governance Committee reviews the candidate’s experiences, skills, and characteristics. The Governance Committee also considers whether a potential candidate would otherwise qualify for membership on the Board, and whether the potential candidate would likely satisfy the independence requirements of the NYSE as described below.
Candidates are selected on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, their ability to make independent analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, and an ability to work collegially. Other factors include having members with various and relevant career experience and technical skills, and having a Board that is, as a whole, diverse. Where appropriate, we will conduct a criminal and background check on a candidate. In addition, at least one member of the Board should have the qualifications and skills necessary to be considered an “audit committee financial expert,” as this term has been defined by the SEC in Item 407(d)(5)(ii) of Regulation S-K.
All potential candidates are interviewed by the Chairman of the Board and Governance Committee Chairman, and, to the extent practicable, the other members of the Governance Committee, and may be interviewed by other directors and members of senior management as desired and as schedules permit. In addition, the General Counsel and Secretary conducts a review of the director questionnaire submitted by the candidate and, as appropriate, a background and reference check is conducted. The Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, or add an additional member, or recommends a slate of candidates to the Board for nomination for election as directors. The selection process for candidates is intended to be flexible, and the Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach.
Stockholders may recommend candidates to our Board. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our Board and how the candidate satisfies the Board’s criteria. The stockholder must also provide such other information about the candidate as would be required by the SEC rules to be included in a Proxy Statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of the stockholder’s holding of our common stock. All communications are to be directed to the Chairman of the Nominating and Corporate Governance Committee, c/o Rexford Industrial Realty, Inc., 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California 90025, Attention: General Counsel and Secretary. For any annual meeting, recommendations received after 120 days prior to the anniversary of the date of the Proxy Statement for the prior year’s annual meeting will likely not be considered timely for consideration by the Governance Committee for that annual meeting.

AUDIT COMMITTEE FINANCIAL EXPERIENCE
Our Board has determined that Mr. Schwab is “financially literate” in accordance with SEC rules based on his prior experience.  Mr. Schwab supervised individuals responsible for financial preparation and reporting during the course of his career and reviewed public company financial processes and disclosure as both an officer and director of public companies.
Furthermore, our Board has determined that Mr. Good is “financially literate” and qualifies as an audit committee financial expert as a result of the following relevant experience, which forms of experience are not listed in any order of importance and were not assigned any relative weights or values by our Board in making such determination:

•	Since February 2010, Mr. Good has served as a consultant for the accounting firm of Cohn Reznick LLP.

•	Mr. Good founded the accounting firm of Good, Swartz, Brown & Berns (predecessor of Cohn Reznick LLP) in 1976, and served as an active Senior Partner until February 2010.

•	From 1997 until 2005, Mr. Good served as a Director of Arden Realty Group, Inc., a publicly-held REIT listed on the NYSE.

•	Mr. Good currently serves as a Director of OSI Systems, Inc. (NASDAQ: OSIS).

•	Mr. Good also currently serves as a Director of Kayne Anderson MLP Investment Company (NYSE: KYN) and Kayne Anderson Energy Total Return Fund, Inc. (NYSE: KYE).

•	Mr. Good holds a Bachelor of Science degree in Accounting from the University of California, Los Angeles and attended its Graduate School of Business.
Lastly, our Board has also determined that Mr. Rose is “financially literate” and qualifies as an audit committee financial expert as a result of the following relevant experience, which forms of experience are not listed in any order of importance and were not assigned any relative weights or values by our Board in making such determination:

•	Since December 2009, Mr. Rose has served as the Executive Vice President and Chief Financial Officer of Kilroy Realty Corporation after serving as Senior Vice President and Treasurer since 1997.

•	From 1995 until 1997, Mr. Rose served as Senior Vice President, Corporate Finance of Irvine Apartment Communities, Inc. and was appointed Treasurer in 1996.

•
From 1986 until 1995, Mr. Rose was employed at J.P. Morgan & Co., serving in its Real Estate Corporate Finance Group until 1992 and as Vice President of its Australia Mergers and Acquisitions Group from 1992 to 1994.

•	Mr. Rose served as a financial analyst for General Electric Company for two years.

•	Mr. Rose currently serves on the Policy Advisory Board for the Fisher Center for Real Estate and Urban Economics at the University of California, Berkeley

•
Mr. Rose holds a Master of Business Administration degree from the University of Chicago Booth School of Business and a Bachelor of Arts degree in Economics from the University of California, Berkeley.

AUDIT COMMITTEE PRE-APPROVAL POLICY
The Audit Committee’s policy is to pre-approve all significant audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Ernst & Young LLP’s fees for the fiscal years ended December 31, 2017 and 2016 were as follows:

	Fiscal Year Ended December 31
	2017	2016
Audit Fees	$1,123,000	$1,061,000
Audit-Related Fees	52,000	52,000
Tax Fees	556,000	523,000
All Other Fees	—	—
Total Fees	$1,731,000	$1,636,000

A description of the types of services provided in each category is as follows:
Audit Fees—Includes fees for professional services provided in connection with the annual audit of our financial statements and internal control over financial reporting, review of our quarterly financial statements, and SEC registration statements and securities offerings.

Audit-Related Fees—Includes acquisition audits of a significant 2017 property acquisition and a significant 2016 portfolio acquisition to comply with the SEC’s Regulation S-X Rule 3-14 in addition to the fee to access the accounting research database.
Tax Fees—Includes tax return preparation and other tax planning services in the period the services occurred.
All of the services performed by Ernst & Young LLP were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

BOARD ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
While the Board understands that there may be situations that prevent a director from attending an annual meeting of stockholders, the Board encourages all directors to attend the Annual Meeting. Three of our directors attended our 2017 Annual Meeting of Stockholders.

OTHER COMPANY PROPOSALS
PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2018. Pursuant to this appointment, Ernst & Young LLP will serve as our independent registered public accounting firm and report on our consolidated financial statements for the fiscal year ending December 31, 2018.
We expect that representatives of Ernst & Young LLP will attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification is not required, the appointment of Ernst & Young LLP is being submitted for ratification at the Annual Meeting with a view towards soliciting stockholders’ opinions, which the Audit Committee will take into consideration in future deliberations. If Ernst & Young LLP’s selection is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of another independent registered accounting firm. The Audit Committee may terminate Ernst & Young LLP’s engagement as our independent registered public accounting firm without the approval of our stockholders whenever the Audit Committee deems termination appropriate.
Recommendation of the Board of Directors:
Our Board of Directors recommends a vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

PROPOSAL NO. 3
ADVISORY VOTE ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, our stockholders are entitled to vote at the Annual Meeting to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on named executive officer compensation is an advisory recommendation only, and it is not binding on the Company or our Board or Compensation Committee.
Although the approval is non-binding, our Compensation Committee and Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. Following are overviews of our key 2017 business highlights and key 2017 executive compensation highlights, which we believe support a vote in favor of our say-on-pay proposal.

Summary1
2017 Business Highlights
During 2017, the executive officers led the Company to achieve strong operational and financial results, including the following:

•
Generated a 28.51% total stockholder return in 2017, exceeding the MSCI US REIT Index, SNL US REIT Equity Index and the Executive Compensation Peer Group (discussed below under the heading “— Executive Compensation”). Since our IPO in 2013, our total stockholder return of 136.56% has far outpaced all three comparative indices (MSCI US REIT Index, SNL US REIT Equity Index and the Executive Compensation Peer Group).

•	Achieved Core FFO per diluted share of $0.96, which represents an increase of 13.0% year over year.

•	Achieved Same Property Portfolio occupancy of 98.0%, which represents an increase of 180 basis points year over year.

•	Achieved Stabilized Same Property Portfolio occupancy of 98.1%, which represents an increase of 120 basis points year over year.

•	Achieved aggregate GAAP re-leasing spreads of 24.5%.

•	Increased Same Property Portfolio NOI by 8.6% and Same Property Portfolio Cash NOI by 9.0%.

•	Completed the acquisition of 21 properties for $666.7 million and the disposition of six properties for $98.7 million, increasing our portfolio’s square footage by approximately 23%.
Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us as of January 1, 2016, and still owned by us as of December 31, 2017. Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude spaces that were under repositioning.
2017 Executive Compensation Highlights
The fundamental principles that drive the compensation decisions of our Compensation Committee are to encourage high performance, promote accountability and assure that the interests of our executives are aligned with the long term interests of our Company and its stockholders. In 2017, the Compensation Committee took into account a number of operational and financial factors in setting compensation, including the factors described above in 2017 Business Highlights.
The Company believes that our current executive compensation program represents a balanced, pay-for-performance structure, based on its inclusion of the following key features:

__________________
1 See Appendix A for the definitions of net operating income (“NOI”), “Same Property Portfolio NOI” and “Same Property Portfolio Cash NOI” and a reconciliation of net income, computed in accordance with U.S. generally accepted accounting principles (“GAAP”), to NOI, Same Property Portfolio NOI and Same Property Portfolio Cash NOI, as well as the definitions of funds from operations (“FFO”), “Core FFO” and “Core FFO per diluted share” and a reconciliation of net income computed in accordance with GAAP to FFO and Core FFO.

•
We continued use of a performance-based long-term incentive award program in 2017 that only provides tangible value to our executives upon the creation of significant absolute stockholder value and upon outperforming the median of our Executive Compensation Peer Group (discussed below) as to total stockholder return over a three-year performance period.

•	Approximately 85% of the 2017 compensation awarded to our Co-Chief Executive Officers was variable and/or at-risk subject to the achievement of meaningful Company and individual performance goals.

•
In 2017, we continued to implement a formulaic annual bonus program that directly tied our named executive officers’ annual bonuses to pre-established performance goals and included stated threshold, target and maximum payouts for each named executive officer.

As described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to enable us to attract, motivate and retain individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create long-term stockholder value. We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future.
We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. As an advisory approval, this proposal is not binding upon us or our Board. However, the Compensation Committee, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through the vote on this proposal. The Compensation Committee will consider the outcome of this vote in making future compensation decisions for our named executive officers.
Accordingly, we ask that our stockholders vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Rexford Industrial Realty, Inc. approve, on an advisory basis, the compensation of Rexford Industrial Realty’s named executive officers, for the year ended December 31, 2017, as described in the Compensation Discussion & Analysis and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Rexford Industrial Realty’s Proxy Statement.”
Recommendation of the Board of Directors:
Our Board of Directors unanimously recommends that stockholders vote “FOR” the advisory resolution approving the compensation of the named executive officers for the fiscal year ended December 31, 2017, as more fully disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL NO. 4
APPROVAL OF THE AMENDED AND RESTATED REXFORD INDUSTRIAL REALTY, INC. AND REXFORD INDUSTRIAL REALTY, L.P. 2013 INCENTIVE AWARD PLAN
Introduction
We are asking our stockholders to approve the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (the “Amended and Restated Plan”). Our Board approved the Amended and Restated Plan on April 20, 2018, upon the recommendation of the Compensation Committee. The adoption of the Amended and Restated Plan is subject to stockholder approval, and the Amended and Restated Plan will not become effective if this approval is not received.
The Amended and Restated Plan will allow us to continue to grant equity and equity-linked long-term incentive compensation awards (including performance-based incentive awards) to our key employees, consultants and directors. Our Board believes that the selective use of equity and equity-linked long-term incentive compensation awards and performance-based cash incentive awards is vital to our ability to attract, retain, reward, and motivate our key employees, consultants and directors. Our Board believes that this, in turn, helps us achieve our growth objectives and enhance stockholder value. Stockholder approval of the Amended and Restated Plan will allow us to continue to provide these incentives.
If approved by stockholders, the Amended and Restated Plan will supersede and replace our current equity incentive plan, the Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (the “Prior Plan”).
Key Reasons Why You Should Vote to Approve the Amended and Restated Plan
Our Board recommends that you approve the Amended and Restated Plan for the following reasons:

•	Recruitment and Retention. The Amended and Restated Plan will enable us to continue to attract, retain, motivate and reward our key employees consistent with market practice.

•
Alignment with Stockholder Interests and Pay-for-Performance. Equity and equity-linked awards serve to align the interests of our key employees with those of our Company and its stockholders, focus our key employees on driving stockholder value accretion, and further link pay with performance.

•
Competitive Advantage. We view equity and equity-linked awards as a crucial component of our compensation program, which enable us to remain competitive within our industry in attracting and retaining key talent, as equity-based compensation for executives is customary among public companies.

•
Reasonable Share Reserve. We are seeking to reserve a number of shares for issuance pursuant to the Amended and Restated Plan that we believe is reasonable and that we estimate would be sufficient to accommodate approximately four annual grant cycles based on our historical grant practices.

Key Features of the Amended and Restated Plan
We believe that the Amended and Restated Plan reflects a broad range of compensation and governance best practices, with some of the key features of the Amended and Restated Plan as follows:

•
No Liberal Share Recycling. The share pool under the Amended and Restated Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.

•
No Repricing or Replacement of Options or Stock Appreciation Rights (“SARs”). Awards under the Amended and Restated Plan may not be repriced, replaced or re-granted through cancellation or modification without stockholder approval if the effect would be to reduce the exercise price for the shares under the award. Cash buyouts of underwater awards are not permitted.

•
No In-the-Money Option or SAR Grants. The Amended and Restated Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

•
No “Evergreen” Provision. The total number of shares of common stock that may be issued under the Amended and Restated Plan is limited to the share reserve that is subject to stockholder approval. That is, the Amended and Restated Plan does not include an automatic share replenishment provision (also known as an “evergreen” provision).

•
No Increase to Shares Available for Issuance without Stockholder Approval. The Amended and Restated Plan prohibits any increase in the total number of shares of common stock that may be issued under the Amended and Restated Plan without stockholder approval, other than adjustments in connection with certain corporate reorganizations, changes in capitalization and other events, as described below.

•	No Gross-Ups. The Amended and Restated Plan does not permit excise tax gross-ups (nor have we committed to pay tax gross-ups outside of the Amended and Restated Plan).

•
No “Reload” Stock Options. The Amended and Restated Plan does not permit grants of stock options with a “reload” feature that would provide for additional stock options to be granted automatically to a participant upon the participant’s exercise of previously-granted stock options.

Share Reserve
In its determination to approve the Amended and Restated Plan, the Board sought to ensure that the Company would have an available pool of shares from which to grant long-term equity and equity-linked incentive awards for a reasonable period of time into the future. The Board believes these awards serve a key incentive and retention mechanism for the Company’s key employees and directors. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-linked awards and seeks to proactively manage dilution.
In determining the share reserve under the Amended and Restated Plan, the Board reviewed the Compensation Committee’s recommendations, which were made in consideration of information and analysis prepared by FTI Consulting, in its capacity as a compensation consultant to the Compensation Committee. Specifically, the Compensation Committee considered the following:

•
Overhang. The Compensation Committee considered the potential dilution from outstanding and future equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal year 2017, approximately 1,299,933 shares were subject to outstanding awards under the Prior Plan, and 540,732 shares remained available for future grants of awards under the Prior Plan, which together, represented approximately 2.29% of our fully diluted common shares outstanding, or our overhang percentage. If our stockholders approve the Amended and Restated Plan, the 1,770,000 shares proposed to be reserved for issuance under the Amended and Restated Plan would potentially increase our overhang percentage by 2.21% to approximately 4.5% total.

•
Burn Rate. The Company’s three-year average burn rate is 0.41%. Currently, the Prior Plan is the only plan under which long-term equity and equity-linked incentive awards may be granted. The tables below set forth information regarding burn rate and shares outstanding as of April 16, 2018 under the Prior Plan.

Burn Rate Information

Year	Total Shares Subject to Stock Options(1)	Total Shares Subject to Full-Value Awards(2)	Total Shares (Stock Options Plus Full-Value Awards)	Weighted Average Common Shares Outstanding	Burn Rate (% of Weighted Average Common Shares Outstanding)
2015	—	318,772	318,772	56,203,681	0.57%
2016	—	220,394	220,394	64,725,542	0.34%
2017	—	227,358	227,358	73,175,634	0.31%
Three-Year Average					0.41%

(1)	No stock options are outstanding under the Prior Plan.

(2)
With respect to each applicable year, “Total Shares Subject to Full-Value Awards” reflects the number of shares subject to time-based vesting awards granted in the applicable year. No shares subject to performance-based vesting awards were earned in any of the applicable years.

Shares Outstanding Under the Prior Plan

Shares Subject to Outstanding Stock Options(1)	Weighted Average Remaining Contractual Life of Stock Options	Shares Subject to Outstanding Full Value Awards(2)	Total Shares Available for Issuance as of April 16, 2018
—	—	1,381,111	403,862

(1)	No stock options are outstanding under the Prior Plan.

(2)	Reflects all outstanding unvested restricted shares and all outstanding LTIP Units (with unearned LTIP Units subject to performance-based vesting reflected assuming maximum performance).

•
Share Usage. If the Amended and Restated Plan is approved, we estimate that the shares reserved for issuance thereunder would be sufficient for approximately four years of awards, assuming we grant awards consistent with our current projections. Of course, we cannot predict future share usage with certainty, and circumstances may change and require us to reevaluate and modify our equity grant practices and/or use our share reserve over a different period. However, based on the foregoing, we expect that we would not require an additional increase to the share reserve under the Amended and Restated Plan until 2022 (primarily dependent on award levels and hiring activity during the next few years, as well as terminations and forfeitures), noting again that this timeline is an estimate and the share reserve under the Amended and Restated Plan could actually last for a longer or shorter period of time, depending on future circumstances, which we cannot predict with certainty at this time.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended and Restated Plan is reasonable and appropriate at this time.
Stockholder Approval Requirement
Stockholder approval of the Amended and Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the New York Stock Exchange, and (2) retain the ability to grant incentive stock options (“ISOs”) pursuant to the stockholder approval requirements of Section 422 of the Code.
Description of the Amended and Restated Plan
The following sets forth a description of the material terms of the Amended and Restated Plan. The following summary is qualified in its entirety by reference to the full text of the Amended and Restated Plan attached hereto as Appendix B.
General.  The purposes of the Amended and Restated Plan are to motivate, attract, and retain the best available personnel, to provide additional incentive to employees, directors and consultants and to promote the success and enhance the value of the Company and the operating partnership.
Shares Available for Awards.  If approved by the stockholders of the Company, the maximum aggregate number of shares of our common stock (“Shares”) that may be issued under the Amended and Restated Plan is 1,770,000, plus any Shares that have not been issued under the Prior Plan, including Shares subject to outstanding awards under the Prior Plan that are not issued or delivered to a participant for any reason or that are forfeited by a participant prior to vesting.  No more than 1,770,000 Shares may be issued pursuant to ISOs. Shares available for issuance under the Amended and Restated Plan include authorized but unissued Shares, reacquired Shares, and Shares purchased on the open market.  As of April 16, 2018, the closing price of a Share on the New York Stock Exchange was $28.53.
Appropriate adjustments will be made to this limit, to the other numerical limits on awards described in this Proposal No. 4, to the class and number of securities subject to outstanding awards and to the price per Share subject to outstanding awards in the event of certain changes in the capital structure of Company or distribution to the stockholders of the Company (as described below under “Changes in Capitalization”).
If any award is forfeited, is settled in cash, or expires without having been exercised or settled in full, the underlying Shares will be deemed not to have been issued for purposes of determining the maximum number of Shares that may be issued under the Amended and Restated Plan and will again become available for issuance under the Amended and Restated Plan.  To the extent permitted by applicable law, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or a related entity will not be counted against the Shares available for grant under the Amended and Restated Plan. Additionally, to the extent an acquired entity has shares available under a pre-existing plan approved by its stockholders, then the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted using the exchange ratio or other adjustment formula used in such acquisition or combination) may be used for awards under the Amended and Restated Plan and will not be counted against the shares available for issuance under the Amended and Restated Plan.
In addition to Shares that are issued pursuant to an award, the following Shares will be counted against the maximum number of Shares available for issuance under the Amended and Restated Plan: (i) Shares underlying an award that are surrendered in payment of the award’s exercise price or in satisfaction of tax withholding obligations incident to the exercise or settlement of the award, (ii) Shares that are not issued or delivered as a result of stock settlement of an outstanding option or stock appreciation right; or (iii) Shares that are purchased on the open market with the cash proceeds of the exercise of an option.  Payment for dividend equivalent rights in cash in conjunction with any outstanding award will not reduce the maximum aggregate number of Shares that may be issued under the Amended and Restated Plan.
Certain Award Limits.  In addition to the limitation described above on the total number of Shares that will be authorized for issuance under the Amended and Restated Plan, the Amended and Restated Plan limits the number of Shares that may be issued under certain types of awards. The Amended and Restated Plan establishes a limit on the maximum aggregate number of Shares (1,500,000) or a dollar limit for any award payable in cash or other property ($5,000,000) for which any such award may be granted to an employee in any calendar year.
The foregoing limitations will be adjusted proportionately by the Administrator in connection with any change in the Company’s capitalization or distribution to the stockholders of the Company (as described below under “Changes in Capitalization”).
Administration.  With respect to awards granted to employees and consultants, the Amended and Restated Plan will be administered by the plan administrator, which is the Compensation Committee, unless otherwise determined by the Board, and will consist of two or more non-employee directors (within the meaning of Rule 16b-3 of the Exchange Act), each of whom is also an “independent director” under NYSE rules. For purposes of this summary, the term “Administrator” will refer to either the Board or a committee or subcommittee designated by the Board to administer awards under the Amended and Restated Plan.
Subject to the provisions of the Amended and Restated Plan, the Administrator has power to interpret the Amended and Restated Plan. The Administrator may determine in its discretion, among other things, the persons who are eligible to receive awards, the number and kind of awards to be granted, the number and kind of Shares underlying each award, settlement and exercise terms, award agreements underlying awards, and other terms and conditions of any award.  The Administrator may, subject to certain limitations, amend the terms of any award, provided that the Administrator must get a participant’s consent for any amendment that would materially and adversely affect the participant’s rights under an outstanding award.  The Administrator also may adopt, establish or revise any rules and regulations and guidelines for administering the Amended and Restated Plan and may grant awards to employees, directors and consultants employed outside the United States on such terms and conditions different from those specified in the Amended and Restated Plan, as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Amended and Restated Plan.  The Administrator also may delegate its duties or authority to one or more of its members or to one or more officers of the Company or to a related entity or to one or more agents or advisors to the extent permissible under applicable law, except that no officer of the Company may be delegated authority to grant awards to, or amend awards held by, individuals subject to Section 16 of the Exchange Act or officers or directors of the Company to whom authority to grant or amend awards has been delegated.
The Amended and Restated Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee to whom authority to act for the Board, the Administrator or the Company is delegated against all reasonable expenses, including attorneys’ fees, incurred in connection with the defense of any claim, investigation, action, suit or proceeding arising from such person’s action or failure to act in connection with the Amended and Restated Plan.
Prohibition of Option Repricing.  The Amended and Restated Plan expressly provides that, without the approval of a majority of the stockholders of the Company, the Administrator may not lower the exercise price of any outstanding option or stock appreciation right or exchange any outstanding option or stock appreciation right in consideration for a new award or a cash payment when the exercise price of the option or stock appreciation right exceeds the fair market value of the underlying Shares.

Eligibility.  ISOs may be granted only to employees of the Company or of any parent or subsidiary corporations of the Company.  Awards other than ISOs may be granted to employees, directors and consultants of the Company or of any affiliate of the Company, including the operating partnership.  In addition, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.  As of April 16, 2018 the Company had approximately 93 employees, including four executive officers, seven directors and three consultants who were eligible to participate in the Amended and Restated Plan.
Terms and Conditions of Awards.  The Administrator is authorized under the Amended and Restated Plan to grant awards to eligible participants, including, without limitation, options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), stock payments, dividend equivalents, performance awards, and LTIP units. Each such award will be designated in an award agreement.  The Administrator will determine the provisions, terms and conditions of each award, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, vesting schedule, lapse of forfeiture restrictions or restrictions on exercisability, accelerations and waivers thereof, and any provisions related to non-competition and recapture of gain on an award.
The Administrator will designate option awards either as ISOs within the meaning of Section 422 of the Code or non-qualified stock options.  To the extent that the aggregate fair market value of Shares subject to options designated as ISOs which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess attributable to ISOs will be treated as non-qualified stock options to the extent required by Section 422 of the Code.  The exercise price of each option may not be less than the fair market value of a Share on the date of grant.  However, any ISO granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (“Ten Percent Shareholders”) must have an exercise price equal to at least 110% of the fair market value of a Share on the date of grant.  In the case of stock appreciation rights, the base amount on which the stock appreciation right is calculated may not be less than the fair market value of a Share on the date of grant, except in the case of substitute awards.   Subject to discretion of the Administrator and applicable laws, the exercise or purchase price for an award generally is payable in cash, check, Shares, placement of a “market sell order,” or any other form of legal consideration acceptable to the Administrator.
The term of any option or stock appreciation right granted under the Amended and Restated Plan may not exceed ten years (or five years in the case of ISOs granted to Ten Percent Shareholders).
Dividends and Dividend Equivalents. Under the Amended and Restated Plan, dividends payable in respect of awards (if any) may be paid to the participant in respect of the unvested portion of an award. The Administrator may grant dividend equivalents, either alone or in tandem with another award, but dividend equivalents may not be granted or paid with respect to shares that are subject to options or stock appreciation rights. The Amended and Restated Plan provides that dividend equivalents with respect to performance awards (or any portion thereof) that are unvested may only be paid to the participant to the extent that the award (or portion thereof) vests; however, participants holding LTIP units subject to performance-based vesting conditions are entitled to a cash payment equal to 10% of the dividends made in respect of such LTIP units.
Termination of Service.  If a participant in the Amended and Restated Plan terminates continuous service with the Company, he or she only may exercise outstanding awards to the extent permitted by the Administrator.  With respect to options and stock appreciation rights, the Administrator may permit a participant to exercise an award for a specified period following his or her termination of continuous service, provided that such period may not extend beyond the original term of the award.

Transferability of Awards.  No award under the Amended and Restated Plan may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent or distribution or subject to a qualified domestic relations order, and may be exercised during lifetime of the participant only by the participant, except that the Administrator may permit a participant to transfer ISOs to a trust if, under Section 671 of the Code and applicable state law, the participant is considered the sole beneficial owner of the ISO while it is held in the trust.  Additionally, the Administrator, in its sole discretion, may determine awards other than ISOs to be transferable, subject to certain terms and conditions.  The Amended and Restated Plan permits participants to designate beneficiaries of awards, including ISOs.
Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number and kind of Shares subject to outstanding awards, the number and kind of Shares that have been authorized for issuance under the Amended and Restated Plan, the grant and/or exercise price of each outstanding award, and the terms and conditions of any outstanding awards (including, any applicable performance targets or criteria with respect thereto) may be proportionately adjusted by the Board in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an equity restructuring.
In the event of any transaction or event described above, any unusual or nonrecurring transactions or events affecting the Company or any affiliate (or their respective financial statements), changes in applicable law or accounting principles, the Board, in its discretion, may take any one or more of the following actions whenever the Board determines that such action is appropriate: (i) provide for the termination of such award in exchange for (or replacement of such award with) an amount of cash and/or other property that would have been attained upon the exercise of such award or realization of the applicable participant’s rights; (ii) provide for the assumption or substitution of the award by the successor corporation; (iii) adjust the number and type of securities subject to outstanding awards and awards which may be granted in the future and/or adjust the terms, conditions and criteria included in such awards; (iv) accelerate the vesting of such award; and (v) provide that the award cannot vest, be exercised or become payable after such event.
Change in Control.  If a Change in Control (as defined in the Amended and Restated Plan) occurs and any awards are not converted, assumed or replaced by a successor entity or survivor corporation or a parent or subsidiary thereof, then those awards will become fully exercisable and vested and all forfeiture, repurchase, and other restrictions on the awards will lapse immediately prior to the Change in Control.
Termination or Amendment.  No ISOs may be granted under the Amended and Restated Plan after the tenth anniversary of the date of its approval by the stockholders of the Company, unless the Amended and Restated Plan is sooner terminated by the board.  The Board may wholly or partially amend, suspend or terminate the Amended and Restated Plan at any time, provided that no amendment may be made without stockholder approval (except as may be made in connection with certain changes in common stock or assets of the Company, acquisition or liquidation of the Company, or other corporate events) to (A) increase the number of shares reserved for issuance under the Amended and Restated Plan, (B) reduce the price per share of any outstanding option or stock appreciation right granted under the Amended and Restated Plan, or (C) cancel any option or stock appreciation right in exchange for cash or another award. No termination or amendment may adversely affect an outstanding award without the consent of the applicable participant unless the award itself otherwise expressly so provides.
Additional REIT Restrictions. The Amended and Restated Plan provides that no participant will be granted, become vested in the right to receive or acquire or be permitted to acquire, or will have any right to acquire, Shares under an award if such acquisition would be prohibited by the restrictions on ownership of our stock contained in our charter or if, in the judgment of the Administrator, the grant, vesting, exercise or settlement of the award could impair our status as a REIT.
Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended and Restated Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Non-Qualified Stock Options
A participant receiving non-qualified stock options under the Amended and Restated Plan should not recognize income for federal income tax purposes on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the Shares acquired on the date of exercise, less the exercise price paid for the Shares. The participant’s basis in the Shares for purposes of determining gain or loss on a subsequent sale or disposition of such Shares generally will be the fair market value of the Shares on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The employer generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
Incentive Stock Options
A participant receiving ISOs under the Amended and Restated Plan should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Shares received over the option exercise price may constitute an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction in respect of the ISO. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The employer is not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Restricted Stock
If the restrictions on an award of shares of restricted stock are sufficient to constitute a substantial risk of forfeiture and cause the shares not to be freely transferable (each within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes upon grant of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (each within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is timely made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less any amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.
If the restrictions on an award of restricted stock do not cause the shares to be both subject to a substantial risk of forfeiture and not freely transferable (each within the meaning of Section 83 of the Code), the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefor. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.
Restricted Stock Units
There should be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of Shares in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock to be transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. If RSUs are structured in a manner that constitutes “deferred compensation” for federal income tax purposes, then applicable employment taxes will become due and will be withheld in the year that the RSUs vest, while income tax withholding will still occur in the year in which cash or shares are paid to the participant in satisfaction of the RSUs.
Dividend Equivalents
Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
LTIP Units
LTIP units generally should not be taxable upon grant or as a result of vesting, but a participant receiving LTIP units will generally recognize income when the LTIP units are converted (following vesting) into units of our operating partnership and are exchanged for Shares or cash. A portion of the participant's income at the time of exchange may be taxed at capital gains rates, and the employer will not be entitled to a tax deduction when the award is made or when the LTIP units are exchanged for shares of our common stock or cash.

Other Stock or Cash-Based Awards
Generally, cash awards and other stock awards are subject to tax at the time of payment. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.
Excess Parachute Payments
Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Grants of awards in relative proximity to a change in ownership or control of the Company or its affiliates and/or accelerated vesting or payment of awards in connection with such a change in ownership or control could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof. The Amended and Restated Plan does not permit excise tax gross-ups.
Section 162(m) of the Code
Section 162(m) of the Code generally places a $1 million annual limit on a publicly held corporation’s tax deduction for compensation paid to certain executive officers. Prior to the effectiveness of the Tax Act, this limit did not apply to compensation that satisfied the applicable requirements for the “qualified performance-based compensation” exception to the deductibility limitation of Section 162(m) of the Code. However, under the Tax Act, effective for tax years commencing after December 31, 2017, the qualified performance-based compensation exception was eliminated (other than with respect to certain grandfathered arrangements in effect on November 2, 2017), and the limitation on deductibility generally was expanded to include all named executive officers.
We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes. As a result, we do not expect that the payment of compensation that is subject to the prohibition of Section 162(m) of the Code on deduction of annual compensation over $1 million will have a material adverse federal income tax consequence to us, provided we continue to distribute at least 90% of our taxable income each year. As one of the factors in its decisions regarding grants under and administration of the 2018 Plan, the Compensation Committee will consider the anticipated effect of Section 162(m) of the Code. These effects will depend upon a number of factors, including the timing of executives’ vesting in or exercise of previously granted equity awards and receipt of other compensation. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee’s control may also affect the deductibility of compensation.
Section 409A of the Code
Certain types of awards under the Amended and Restated Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are met, holders of awards subject to Section 409A of the Code may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment or exercise) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Amended and Restated Plan and awards granted under the Amended and Restated Plan are intended to be structured and interpreted in a manner that either complies with or is exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended and Restated Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.
New Plan Benefits
No awards will be granted pursuant to the Amended and Restated Plan unless and until it is approved by the Company’s stockholders. In addition, except with respect to equity retainers granted to our non-employee directors under our Director Compensation Program as in effect from time to time (which is described in greater detail under the heading “Narrative Disclosure to Director Compensation Table” in this Proxy Statement), awards under the Amended and Restated Plan are subject to the discretion of the Administrator, and the amount of awards or benefits to be received by any individual (other than any non-employee director) under the Amended and Restated Plan is therefore not determinable. The table below sets forth the aggregate grant date fair value of annual equity-based awards that each of our non-employee directors and all non-employee directors as a group are expected to receive on the date of the Annual Meeting pursuant to our Director Compensation Program as currently in effect.

Name	Number of Units	Dollar Value(1)
2017 NEOs and Current Positions
Howard Schwimmer, Co-CEO	—	$—
Michael Frankel, Co-CEO	—	$—
Adeel Khan, CFO	—	$—
David Lanzer, General Counsel and Secretary	—	$—
All current executive officers as a group	—	$—
Current non-executive officer directors	—	$—
Richard Ziman	—	$70,000
Robert Antin	—	$70,000
Steven Good	—	$70,000
Peter Schwab	—	$70,000
Tyler Rose	—	$70,000
Diana J. Ingram	—	$70,000
Current non-executive officer directors as a group	—	$420,000
Non-executive officer employees as a group	—	$—

(1)
The number of shares of restricted stock granted to non-executive officer directors on the date of the Annual Meeting cannot be determined at this time, since the $70,000 grant value will be converted to a number of shares of restricted stock using the closing price of our common stock on the date of the Annual Meeting.

History of Grants Under the Prior Plan
The following table shows the number of shares of our common stock subject to equity awards granted or earned under the Prior Plan since its inception through April 16, 2018 for the following individuals:

Name	Restricted Stock	LTIP Units	Performance Units(1)
2017 NEOs and Current Positions
Howard Schwimmer, Co-CEO	63,602	173,592	293,567
Michael Frankel, Co-CEO	63,602	173,592	293,567
Adeel Khan, CFO	48,420	92,394	102,664
David Lanzer, General Counsel and Secretary	14,176	11,446	13,450
All current executive officers as a group	189,800	451,024	703,248
All current non-executive officer directors as a group	98,150	—	—
Nominees for election as a director
Richard Ziman	47,045	—	—
Robert Antin	14,611	—	—
Steven Good	14,611	—	—
Peter Schwab	12,716	—	—
Tyler Rose	9,167	—	—
Diana Ingram	—	—	—
Associate of any such directors, executive officers or nominees	—	—	—
Other persons who received or is to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	413,243	12,409	—

(1)
With respect to completed performance periods, reflects performance-vesting LTIP Units earned. With respect to ongoing performance periods, reflects LTIP Units subject to performance-based vesting assuming maximum performance.

Required Vote for Approval and Recommendation of the Board of Directors
You may vote for or against this proposal or you may abstain from voting. Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast is required to approve the Amended and Restated Plan. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will have no effect on the vote outcome.
The Board believes that approving the Amended and Restated Plan is in the best interest of our stockholders and the Company. In particular, approving the Amended and Restated Plan will enable the Company to continue to provide equity incentives to directors, executive officers, other employees and consultants, aligning compensation with stockholder value creation, and thereby helping the Company grow and our share price to increase over time. The Board believes that the effective use of equity-based long-term incentive compensation has been integral to the Company’s success in the past, and that a continued link between participants’ pay and stockholder returns will be vital to its ability to achieve continued strong performance and stockholder return in the future.
Our Board of Directors unanimously recommends that stockholders vote “FOR” the approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan.

EXECUTIVE OFFICERS
Rexford Industrial Realty, Inc.’s executive officers are as follows:

Name	Age	Position
Howard Schwimmer	57	Co-Chief Executive Officer and Director
Michael S. Frankel	55	Co-Chief Executive Officer and Director
Adeel Khan	44	Chief Financial Officer
David Lanzer	45	General Counsel and Secretary

The following section sets forth certain background information regarding those persons currently serving as executive officers of Rexford Industrial Realty, Inc., excluding Howard Schwimmer and Michael S. Frankel, who are described on page 9 under the heading “Proposal No. 1—Nominees for Election to the Board”:
Adeel Khan
Mr. Khan has served as our Chief Financial Officer since our IPO. Mr. Khan served as Corporate Controller for our predecessor business from March 2012 until our IPO. From February 2002 until February 2012, Mr. Khan served as Vice President and Controller at MPG Office Trust, Inc., formerly known as Maguire Properties (NYSE: MPG), the largest owner of class-A office buildings in downtown Los Angeles, with an office and hotel portfolio in Southern California and Denver, Colorado (“MPG”). Prior to MPG, Mr. Khan served as Senior Financial Analyst at The Walt Disney Company (NYSE: DIS). Mr. Khan also served as a Senior Auditor & Consultant at Arthur Andersen LLP, where Mr. Khan assumed responsibility for the audit of public real estate, financial services and media/technology companies. Mr. Khan is a Certified Public Accountant and obtained his Bachelor of Arts in Business Administration at the California State University, Fullerton. Mr. Khan brings to the Company 22 years of accounting, finance and operations experience.
David Lanzer
Mr. Lanzer has served as our General Counsel and Secretary since March 2016. From January 2010 to March 2016, Mr. Lanzer served as First Vice President and Senior Counsel of Prologis, Inc. (NYSE: PLD), the world’s largest industrial real estate investment trust. Prior to Prologis, from December 2002 to January 2009, Mr. Lanzer served as Vice President and Deputy General Counsel and a Market Officer at Lauth Group, Inc., a privately held, national development and construction firm that has developed in excess of $3 billion of industrial, office, retail and healthcare projects across the United States. Mr. Lanzer began his legal career as an attorney with the Indianapolis law firm of Wooden & McLaughlin LLP. Mr. Lanzer obtained his Bachelor of Arts, with distinction, in Political Science with a minor in Mathematics at Purdue University, West Lafayette, and his Doctor of Jurisprudence at Indiana University, Bloomington. Mr. Lanzer brings to the Company 20 years of real estate and legal experience.

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
Introduction
The “Executive Compensation” section of this Proxy Statement presents the detailed compensation arrangements for our named executive officers (“NEOs”) for fiscal year 2017, which were determined by the Compensation Committee. For the fiscal year ended December 31, 2017, our NEOs and their titles were as follows:

•	Howard Schwimmer, Co-Chief Executive Officer

•	Michael S. Frankel, Co-Chief Executive Officer

•	Adeel Khan, Chief Financial Officer

•	David Lanzer, General Counsel and Secretary
The Compensation Discussion and Analysis includes the following sections:

•	Executive Summary

•	Compensation Program Objectives

•	Elements of Compensation

•	Governance Policies Relating to Compensation
Executive Summary
Stockholder Engagement; Say-on-Pay Vote
At the Company's 2017 annual meeting of stockholders, stockholders were provided the opportunity to cast an advisory vote approving the compensation programs for our NEOs ("say-on-pay"). That say-on-pay proposal received support from approximately 97% of the shares present and entitled to vote at the annual meeting, indicating strong stockholder approval of the compensation paid to our NEOs. Since the Company’s 2017 annual meeting of stockholders, we engaged with stockholders who together own more than 61% of the Company’s outstanding common stock on a variety of topics (including market conditions, corporate strategy and corporate governance practices, shareholder rights, the Company’s diversity initiatives and environmental sustainability) at various investor and industry meetings and teleconferences, which were attended by some or all of our NEOs and Tyler Rose, our independent director and chairman of the Nominating and Corporate Governance Committee. These discussions helped us better understand, among other things, our stockholders’ views regarding the Company’s compensation programs. Given the consistency of what we heard in these discussions, we believe the views of these stockholders are reflective of our broader stockholder base. We believe the positive input received through our engagement efforts and the high level of support for our say-on-pay proposal are an affirmation of the structural soundness of our executive compensation program. As such, the Compensation Committee approved our executive compensation program for 2017 without making any significant changes compared to our executive compensation program for 2016. The Compensation Committee will continue to consider the outcome of stockholder engagement and the Company's say-on-pay votes when making future compensation decisions for our NEOs.

Business Highlights2
The Company is a leading Southern California-focused industrial real estate investment firm, focused on creating value by acquiring, managing and repositioning industrial property located in prime infill Southern California submarkets. The Company’s entrepreneurial, value-driven approach to identifying and pursuing investment opportunities is designed to deliver superior risk-adjusted returns through all phases of the real estate cycle.
During 2017, the NEOs led the Company to achieve strong operational and financial results, including the following:

•
Generated a 28.51% total stockholder return in 2017, exceeding the MSCI US REIT Index, SNL US REIT Equity Index and the Executive Compensation Peer Group (discussed below). Since our IPO in 2013, our total stockholder return of 136.56% has far outpaced all three comparative indices (MSCI US REIT Index, SNL US REIT Equity Index and the Executive Compensation Peer Group).

•	Achieved Core FFO per diluted share of $0.96, which represents an increase of 13.0% year over year.

•	Achieved Same Property Portfolio occupancy of 98.0%, which represents an increase of 180 basis points year over year.

•	Achieved Stabilized Same Property Portfolio occupancy of 98.1%, which represents an increase of 120 basis points year over year.

•	Achieved aggregate GAAP re-leasing spreads of 24.5%.

•	Increased Same Property Portfolio NOI by 8.6% and Same Property Portfolio Cash NOI by 9.0% .

•	Completed the acquisition of 21 properties for $666.7 million, and the disposition of six properties for $98.7 million, increasing our portfolio’s square footage by approximately 23%.

________________________
2 See Appendix A for the definitions of “NOI,” “Same Property Portfolio NOI” and “Same Property Portfolio Cash NOI” and a reconciliation of net income computed in accordance with GAAP, to NOI, Same Property Portfolio NOI and Same Property Portfolio Cash NOI, as well as the definitions of “FFO, “Core FFO” and “Core FFO per diluted share” and a reconciliation of net income computed in accordance with GAAP to FFO and Core FFO.

Total Stockholder Return
Our total stockholder return (“TSR”) has exceeded the TSR of our Executive Compensation Peer Group since our IPO in July 2013:

Total stockholder return (% change):	1 Year (1)	2 Year (1)	Since IPO (2)
Rexford Industrial Realty, Inc.	28.51%	86.91%	136.56%
Executive Compensation Peer Group Average (3)	6.78%	36.83%	57.24%
MSCI REIT Index	5.07%	14.11%	39.86%
SNL US REIT Equity Index	8.37%	18.00%	43.88%

(1)	Through December 31, 2017.

(2)	From July 19, 2013.

(3)	Refer to page 50 in this Proxy Statement for a list of our Executive Compensation Peer Group.
Compensation Highlights
Based on the following elements of compensation, we believe that our current executive compensation program represents a balanced, state-of-the-art structure, appropriately focused on pay-for-performance:

•
Strong approval of our 2017 say-on-pay vote. Approximately 97% of the of the shares present and entitled to vote at our 2017 annual meeting were cast in favor of the 2017 say-on-pay proposal. We continue to proactively monitor and review our compensation program in an effort to ensure that it reflects best practices, takes into account the views of our shareholders and ties significant components of pay to performance.

•
Significant variable pay linked to performance. For 2017, approximately 85% of our Co-CEOs’ total direct compensation was variable pay subject to the achievement of meaningful Company and individual performance goals. Of this, approximately 29% of our Co-CEOs’ 2017 compensation reflected at-risk compensation that can be earned based solely on the achievement of absolute and relative TSR goals (see “CEO Pay Mix” below for a detailed breakdown of CEO 2017 compensation elements).

•
Use of formulaic bonus program. Our 2017 annual bonus program for NEOs was tied (i) to key objective corporate measures (relating to FFO per share, occupancy, and NOI growth), for which applicable goals were pre-determined early in the year, and (ii) individual performance. We believe that these goals align our compensation program with our strategic direction, which further exemplifies our pay-for-performance philosophy.

•
Cash and Equity Short-Term Incentives for Co-CEOs. The Compensation Committee chose to provide Messrs. Schwimmer and Frankel’s 2017 annual bonuses partly in cash (with respect to 25% of their respective annual bonuses) and partly in LTIP units in Rexford Industrial Realty, L.P., our operating partnership (“LTIP Units”) (with respect to 75% of their respective annual bonuses). Since LTIP Units have value only to the extent that there is future appreciation in our value, this further aligns our Co-CEOs’ pay with our performance and mitigates against excessive short-term risk-taking.

•
Long-Term Incentive—Performance-Vesting and Service-Vesting LTIP Units. In 2017, we continued our practice of granting both service- and performance-based long-term incentive awards. Performance-based awards are earned based on the achievement of both absolute and relative TSR hurdles over a prospective three-year performance period, while service-based awards are earned based on continued employment through the applicable vesting date. We believe that our use of rigorous performance hurdles that incorporate both absolute and relative TSR is consistent with market practice.

The key elements of our 2017 compensation program for our NEOs are as follows:

Pay Element	Compensation Type	Objective and Key Features
Base Salary	Fixed Cash
Objective
Salaries are set at a level that are commensurate with our NEOs’ positions and provide competitive fixed pay to attract and retain our NEOs.

Key Features
NEO base salaries remained unchanged from 2013 through 2016, except for Mr. Khan who received a market-based increase in 2014. In 2017, NEO base salaries were increased by approximately 11% for Messrs. Schwimmer, Frankel and Khan, and by approximately 20% for Mr. Lanzer, to account for performance and the fact that they had not been increased since 2013 for Messrs. Schwimmer and Frankel and since 2014 for Mr. Khan, and to more closely align Mr. Lanzer’s base salary level with his performance, title and responsibilities.

Pay Element	Compensation Type	Objective and Key Features
Short-Term Incentive Bonus	Variable Incentive Cash and Equity
Objective
To incentivize the attainment of short-term Company objectives and individual contributions to the achievement of those objectives for the year.

Key Features
In 2017, annual bonuses were designed to incentivize management to attain Company and/or individual performance goals for the year in a manner that further aligns the interests of our NEOs with those of our stockholders.

The Compensation Committee provided that 2017 annual bonuses earned by Messrs. Schwimmer and Frankel would be paid partly in cash (with respect to 25% of their respective annual bonuses) and partly in LTIP Units (with respect to 75% of their respective annual bonuses). Since LTIP Units have value only to the extent that there is future appreciation in our value, this further aligns our Co-CEOs’ pay with our performance and mitigates against excessive short-term risk-taking.

2017 annual bonuses for NEOs were determined in accordance with the following:

• A portion (80% with respect to our Co-CEOs and CFO, and 60% with respect to our General Counsel and Secretary) of each such executive’s bonus opportunity under the 2017 program was formulaic and determined by the achievement of financial performance hurdles. The balance was determined based on the Compensation Committee’s review of individual performance criteria.

• The performance criteria, described in detail below, were designed to motivate the achievement of annual goals that we believe will ultimately translate into an increase in the equity value of the Company. The targets (also described below) were designed to be challenging and difficult to attain, but achievable with significant effort and skill.

Annual Long-Term Incentives (Time-Vesting)	Variable Incentive Equity
Objective
Structured to reward long-term stock price performance and to promote retention by requiring continued employment over a multi-year period as a condition to vesting. These awards are subject to the same market and stock price fluctuations as stockholders experience and thereby serve to motivate the creation of long-term stockholder value while enhancing long-term alignment between our NEOs and our Company and its stockholders.

2017 grants to Messrs. Schwimmer, Frankel, Khan and Lanzer were made in the form of service-vesting LTIP units in Rexford Industrial Realty, L.P., our operating partnership (the “Service-Vesting LTIP Units”).

Key Features
• The Service-Vesting LTIP Unit grant size was determined based on a detailed retrospective review of the Company’s overall annual performance and the compensation levels of the individual NEO in comparison to our Executive Compensation Peer Group.

• Service-Vesting LTIP Units vest ratably over a three-year period.

Pay Element	Compensation Type	Objective and Key Features
Annual Long-Term Incentives (Performance-Vesting)	Variable Incentive At-Risk Equity
Objective
Designed to enhance the overall pay-for-performance structure of our executive compensation program and stockholder alignment, while motivating and rewarding superior TSR performance based on rigorous absolute TSR hurdles and outperforming relative to our peers’ TSR over a multi-year performance period.

2017 grants to Messrs. Schwimmer, Frankel, Khan and Lanzer were made in the form of performance-vesting LTIP units in Rexford Industrial Realty, L.P., our operating partnership (the “Performance-Vesting LTIP Units”).

Key Features
• Only provides tangible value upon the creation of meaningful stockholder value above specified hurdles over a three-year performance period.

• 2017 awards allocated 40% based on achievement of absolute TSR hurdles and 60% based on achievement of relative TSR hurdles.

• Threshold payout under the absolute TSR performance metric requires that our TSR equal or exceed 18% over a three-year performance period. A 36% absolute TSR level must be achieved to earn the maximum payout under the absolute TSR performance metric.

• Threshold payout under the relative TSR performance metric requires that our TSR equal or exceed the 35th percentile of the constituents of the SNL US Equity REIT Index over a three-year performance period; performance equal to or above the 75th percentile must be achieved to earn the maximum payout under the relative TSR performance metric.

• Maximum payout is earned only if both the absolute and relative TSR hurdles are achieved.

Compensation Governance	Risk Management
Objective
Our internal governance policies seek to further the alignment between our NEOs and our Company and its stockholders, and to discourage behavior that could lead to excessive risk-taking.

Key Features
• Limits on incentive compensation provide that cash bonuses cannot exceed set percentages of base salary (150% for the Co-CEOs and the CFO; 90% for the General Counsel and Secretary).

• Minimum stock ownership guidelines for NEOs, with a 6x base salary requirement for our Co-CEOs and 3x base salary requirement for our CFO and our General Counsel and Secretary.

• Anti-hedging policy that prohibits any NEO or director from trading in puts, calls, options or similar derivative securities with respect to Company shares.

CEO Pay Mix
The Compensation Committee believes that compensation should be at-risk and heavily dependent upon the achievement of rigorous and objective performance requirements. As illustrated below, approximately 85% of the Co-CEOs’ total direct compensation is variable and/or at-risk subject to the Company’s performance results. Although the Compensation Committee does not target any particular percentile of our Executive Compensation Peer Group, the overall compensation program is designed so that if the Company’s performance exceeds expectations and is above that of our peers, it is intended to result in total direct compensation that is at the high end of the peer range and attractive relative to compensation available at successful competitors. Conversely, if the Company’s performance is below expectations and peer levels, it is intended to result in total direct compensation that is at the low end of the peer range and is less than those amounts paid at more successful competitors.

Total direct compensation refers to the compensation required to be disclosed in our Summary Compensation Table for 2017, but disregards additional compensation amounts identified as “all other compensation” because such amounts are not typically considered in the Compensation Committee’s annual compensation decisions in light of the relative size of such amounts as compared to overall CEO compensation.
For 2017 performance, total direct compensation was allocated as follows for the Co-Chief Executive Officers:
Compensation Program Objectives
Compensation Program Objectives and Rewards
The objectives of the Company’s executive compensation program are as follows:

•	Motivate, attract and retain qualified executives who drive, and who are committed to, the Company’s mission, performance and culture;

•
Create a fair, reasonable and balanced compensation program that rewards NEOs’ performance and contributions to the Company while closely aligning the interests of the NEOs with those of the Company and its stockholders; and

•
Provide total direct compensation to our NEOs that is competitive with total direct compensation paid by comparable real estate firms similar to our Company in order to enhance the Company’s retention of key executives and to contribute towards the maintenance of a positive, team-oriented corporate culture.

What Our Compensation Program is Designed to Reward and Promote
The Company’s compensation program rewards superior corporate performance as well as individual NEO contributions to the Company’s annual and long-term goals. Annual bonuses focus on retention and driving value over a one-year period, while long-term equity-based awards are designed to promote retention, further align pay with performance and contribute towards long-term stockholder value accretion.

We believe that the Company’s executive compensation program design features assist in rewarding and promoting the following:

•	Goals aligned with the Company’s and its stockholders’ long-term interests as well as the Company’s annual operating and strategic plans in a manner designed to avoid excessive risk taking;

•
Base salaries consistent with each executive’s responsibilities and competitive with peer salary levels, furthering retention objectives and providing a reasonable level of financial security (thus discouraging excessive risk-taking);

•	A significant portion of each executive’s compensation tied to the future share performance of the Company, thus aligning their long-term interests with those of our stockholders;

•	Equity compensation and vesting periods for equity awards that encourage executives to remain employed and focus on sustained, long-term share price appreciation; and

•	A balanced mix between cash and equity compensation designed to encourage strategies and actions that are in the long-term best interests of the Company and stockholders.

Role of Management and the Chief Executive Officer in Setting Executive Compensation
On an annual basis, our Compensation Committee and Co-CEOs consider market competitiveness, business results, experience and individual performance in evaluating executive compensation. Our Co-CEOs are engaged in setting compensation for our other NEOs and for other executives, including discussing individual performance of the other executives and recommending Compensation Committee approval of the compensation for their executive team. All decisions affecting executive compensation are ultimately made by the Compensation Committee.
Role of the Compensation Consultant and Use of Aggregate Peer Group Data
In 2017, the Compensation Committee again engaged the services of an outside independent compensation consultant, FTI Consulting, to assist it in determining the appropriate amounts, types and mix of compensation for our executive officers in order to achieve the overall objectives as described above. The Compensation Committee, with the help of FTI Consulting, reviews the compensation practices of other REITs in order to evaluate market trends and compare our compensation programs with our competitors. Based in part on this data and analysis provided by FTI Consulting, the Compensation Committee develops a compensation plan that is intended to maintain the link between corporate performance and stockholder returns while being generally competitive within our industry.
In its 2017 compensation report, FTI Consulting recommended, based on its review of the Executive Compensation Peer Group analysis, current industry trends, existing employment agreements and other factors specifically related to the Company, the level of base and incentive cash bonus compensation to be set for each NEO as well as the amount of equity awards to be granted to each NEO. Based on the Company’s and each individual’s overall performance relative to the Executive Compensation Peer Group and the unique circumstances associated with any individual executive, the Compensation Committee in consultation with FTI Consulting determines an appropriate level of annual compensation, although no particular Executive Compensation Peer Group percentile is targeted for any of our NEOs. The Compensation Committee considered FTI Consulting recommendations and peer group analysis when determining base salaries, annual incentives and long-term incentives.

Based upon the recommendations of FTI Consulting, the Company considered the following parameters in selecting our Executive Compensation Peer Group:

•	Include industrial-focused REITs that invest in properties in high barrier-to-entry markets, including diversified REITs with a large industrial portfolio; and

•
Include additional REITs comparable in terms of size within an approximate range of 0.3x to 3.0x the size of the Company (approximately $650 million to $6.0 billion) in terms of implied equity market capitalization.

In comparison to 2016 the following companies were removed from the peer group as they are no longer appropriate in consideration of both a size and asset mix: CareTrust REIT, Inc., Getty Realty Corp., Investors Real Estate Trust and Urstadt Biddle Properties Inc.
In 2017, the following companies were added based on meeting the size criteria and/or the inclusion of industrial properties in the asset mix: American Assets Trust, Inc., Brandywine Realty Trust, Mack-Cali Realty Corporation, Piedmont Office Realty Trust and Washington Real Estate Investment Trust.
The following table provides a list of each company in our Executive Compensation Peer Group and a summary of the parameter that qualifies each company as an appropriate peer. The implied equity market capitalizations are based on the values at the time at which the Compensation Committee reviewed the Executive Compensation Peer Group market data in October 2017:

Company	Implied Equity Market Cap ($ million)	Peer Based on Size Parameter of $650M - $6.0B	Peer Based on Industrial Portfolio Parameter
Agree Realty Corp.	1,436.5	✓	-
American Assets Trust, Inc.	2,626.4	✓	-
Brandywine Realty Trust	3,160.7	✓	✓
DCT Industrial Trust Inc.	5,687.8	✓	✓
EastGroup Properties, Inc.	3,097.2	✓	✓
First Industrial Realty Trust Inc.	3,825.5	✓	✓
First Potomac Realty Trust	(1)	(1)	✓
Gramercy Property Trust Inc.	5,168.8	✓	✓
Lexington Realty Trust	2,584.4	✓	✓
Mack-Cali Realty Corporation	2,380.4	✓	✓
Piedmont Office Realty Trust, Inc.	2,952.0	✓	-
PS Business Parks Inc.	4,676.5	✓	✓
Ramco-Gershenson Properties Trust	1,081.8	✓	-
Seritage Growth Properties	2,602.9	✓	-
STAG Industrial, Inc.	2,703.6	✓	✓
Terreno Realty Corp.	1,928.5	✓	✓
Washington Real Estate Investment Trust	2,563.6	✓	-
Rexford Industrial Realty, Inc.	2,192.0	✓	✓

(1)	First Potomac Realty Trust was acquired by Government Properties Income Trust on October 2, 2017.

Determination of Compensation Consultant’s Objectivity
The Compensation Committee recognizes that it is essential to receive objective advice from an independent compensation consultant. Accordingly, FTI Consulting’s services to the Compensation Committee and the Company in 2017 were limited to review and advice to the Compensation Committee and the Company with respect to matters related to structuring and implementing our executive compensation program and with respect to the 2017 Proxy Statement. In addition, the Compensation Committee has the sole authority to retain and terminate FTI Consulting as its compensation consultant and approve fees and other engagement terms. Other than providing the advice as described above, FTI Consulting did not provide any services to the Company in 2017. The Compensation Committee has considered the independence of FTI Consulting, consistent with the requirements of NYSE, and has determined that FTI Consulting is independent. Further, pursuant to SEC rules, the Company conducted a conflicts of interest assessment and determined that there is no conflict of interest resulting from retaining FTI Consulting.
Elements of Compensation
The Company’s primary components of compensation for its executive officers continued in 2017 to be base salary, annual bonuses and annual grants of long-term equity-based incentive compensation. We have no pre-established policy or target for the allocation between cash and non-cash incentive compensation or between short-term and long-term compensation, although the Company attempts to keep total cash compensation within the Company’s fiscal year budget while reinforcing its pay-for-performance philosophy.
The Company seeks to maintain a competitive total compensation package that aligns the economic interest of the executives with that of stockholders while maintaining sensitivity to multiple factors including the Company’s fiscal year budget, annual accounting cost and the impact to share dilution.
Base Salary
Consistent with the Company’s philosophy of tying pay to performance, executives receive a majority of their overall targeted compensation in a form other than base pay. Although the Compensation Committee does not set base salary levels equal to any specific percentile of base salaries paid to comparable officers in the Executive Compensation Peer Group, the NEOs are paid an amount in the form of base pay within a competitive range of base salaries paid to such comparable officers in the Executive Compensation Peer Group and sufficient to attract skilled executive talent and maintain a stable management team.
In 2017, the Compensation Committee approved increases to the base salaries of our NEOs, by 11% relative to 2016 for Messrs. Schwimmer, Frankel and Khan, and by 20% relative to 2016 for Mr. Lanzer. The Compensation Committee concluded that these increases were appropriate given the Company’s overall performance and the fact that base salaries had not been increased since 2013 for Messrs. Schwimmer and Frankel and since 2014 for Mr. Khan. In the case of Mr. Lanzer, the Compensation Committee sought to more closely align his base salary level with his performance, title and responsibilities.

Named Executive Officer	2016 Base Salaries	2017 Base Salaries	Year-over-Year Base Salary Increase (2016-17)
Howard Schwimmer, Co-CEO	$495,000	$550,000	11%
Michael S. Frankel, Co-CEO	$495,000	$550,000	11%
Adeel Khan, CFO	$315,000	$350,000	11%
David Lanzer, General Counsel and Secretary	$250,000	$300,000	20%

Annual Bonuses
2017 Annual Bonus Program
In 2017, Messrs. Schwimmer, Frankel, Khan and Lanzer were each eligible to receive an annual bonus payment under the 2017 formulaic annual bonus program (the “2017 STI Program”). With respect to each of Messrs. Schwimmer, Frankel and Khan, 80% of such NEO’s bonus opportunity was based upon achieving certain formulaic Company performance criteria during the year as determined by reference to the attainment of financial performance hurdles relating to Core FFO per diluted share, year-end Same Property Portfolio occupancy, and Same Property Portfolio NOI growth (the “Company Performance Criteria”), and 20% of such NEO’s bonus opportunity was based on individual performance criteria (the “Individual Performance Criteria”) (each, as described below). For Mr. Lanzer, 60% of such bonus opportunity was based upon the Company Performance Criteria, and 40% was based on the Individual Performance Criteria.
Under the 2017 STI Program, each NEO is eligible for an annual bonus opportunity that is targeted as a certain percentage of base salary as follows:

Named Executive Officer	Threshold	Target	Maximum
Howard Schwimmer, Co-CEO	50%	100%	150%
Michael S. Frankel, Co-CEO	50%	100%	150%
Adeel Khan, CFO	50%	100%	125%
David Lanzer, General Counsel and Secretary	30%	60%	90%
Actual 2017 Annual Bonuses
In determining actual 2017 annual bonuses under the 2017 STI Program for Messrs. Schwimmer, Frankel, Khan and Lanzer, the Compensation Committee reviewed Company performance in 2017 against the Company Performance Criteria. The following chart shows each performance metric within the Company Performance Criteria, identifies the range of performance between threshold and maximum payout with respect to each metric and the weighting of each metric as a component of overall annual bonus, as well as actual 2017 results determined by the Compensation Committee with respect to each metric:

Performance Criteria[3]	Co-CEOs & CFO Weighting	GC Only Weighting	Threshold	Target	Maximum	Actual 2017 Results
Core FFO per diluted Share	35%	29%	$0.91	$0.925	$0.94	$0.96
Year-end Same Property Portfolio Occupancy	20%	13%	93.0%	94.0%	95.0%	98.0%
Same Property Portfolio NOI Growth	25%	18%	6.0%	7.0%	8.0%	8.6%

Based on the Company’s achievement of the Company Performance Criteria, as described above, and in consideration of each NEO’s individual contributions and performance, which exceeded the Individual Performance Criteria, the Individual Performance Criteria based annual bonus opportunity were paid out at maximum. Annual bonus awards to Messrs. Khan and Lanzer were payable in cash. The Compensation Committee chose to provide Messrs. Schwimmer and Frankel’s 2017 annual bonuses partly in cash (with respect to 25% of their respective annual bonuses) and partly in LTIP Units (with respect to 75% of their respective annual bonuses). Accordingly, in early 2018, at the same time that annual bonuses were paid to our NEOs generally, Messrs. Schwimmer and Frankel were each granted 22,517 LTIP Units (the “Annual Bonus LTIP Units”), with the number of Annual Bonus LTIP Units granted determined by dividing the cash value of relevant portion of each of Messrs. Schwimmer and Frankel’s respective annual bonuses by the closing price of our common stock on the date of grant. The Annual Bonus LTIP Units were fully vested at grant. Since LTIP Units have value only to the extent that there is future appreciation in our value, this further aligns our Co-CEOs’ pay with our performance and mitigates against excessive short-term risk-taking. The annual bonuses paid to Messrs. Schwimmer, Frankel, Khan and Lanzer under the 2017 STI Program for 2017 performance were as follows:

Named Executive Officer	2017 Aggregate Annual Bonuses	Portion of Annual Bonus Delivered in Cash	Portion of Annual Bonus Delivered in LTIP Units	Total Annual Bonus LTIP Units Granted
Howard Schwimmer, Co-CEO	$825,000	$206,250	$618,750	22,517
Michael S. Frankel, Co-CEO	$825,000	$206,250	$618,750	22,517
Adeel Khan, CFO	$525,000	$525,000	$—	—
David Lanzer, General Counsel and Secretary	$270,000	$270,000	$—	—
Long-Term Incentives
The Company’s long-term incentive compensation program consists of equity-based awards under our 2013 Incentive Award Plan (the “Incentive Award Plan”). Equity incentive awards incentivize our NEOs to work to deliver stock price performance while providing valuable retention incentives. Further, equity-based awards linked to TSR performance goals deliver value only when the value of our common stock increases above certain thresholds. The Compensation Committee administers our Incentive Award Plan, which provides for the issuance of equity-based awards to our NEOs and other officers, directors and employees. The Compensation Committee authorizes the awards and establishes the terms and conditions of the awards under the Incentive Award Plan, as it deems appropriate.

________________________
3 See Appendix A for the definition of “Same Property Portfolio NOI” and a reconciliation of net income computed in accordance with GAAP to Same Property Portfolio NOI, as well as the definition of “FFO,” “Core FFO” and “Core FFO per diluted share” and a reconciliation of net income computed in accordance with GAAP to FFO and Core FFO.

In December 2017, our Compensation Committee granted awards to our NEOs in the form of Service-Vesting LTIP Units and Performance-Vesting LTIP Units, which may ultimately be exchanged on a one-for-one basis into shares of our common stock (if earned). In addition to the Service-Vesting LTIP Units and Performance-Vesting LTIP Units, in early 2018, a portion of each of Messrs. Schwimmer and Frankel’s 2017 annual bonus was delivered in the form of Annual Bonus LTIP Units, as described under the heading “Annual Bonuses,” above.
Prior to December 2017, the Compensation Committee provided Mr. Lanzer with long-term incentive compensation in the form of restricted stock, consistent with awards to the Company’s non-NEO employees. Specifically, in December 2016, Mr. Lanzer did not receive LTIP Units with respect to 2017 as did our other NEOs. Instead, effective March 1, 2017, the Compensation Committee awarded to Mr. Lanzer a long-term incentive award of 8,681 shares of restricted stock at the same time as grants made to the Company’s non-NEO employees generally. In December 2017, the Compensation Committee determined to align Mr. Lanzer’s annual long-term incentive compensation with that of our other NEOs, and Mr. Lanzer, along with the other NEOs, received an LTIP Unit award in December 2017. As a result of this change to Mr. Lanzer’s long-term incentive compensation, Mr. Lanzer received two long-term incentive awards in 2017. Going forward, the Compensation Committee intends to continue to provide Mr. Lanzer with long-term incentive compensation on the same basis as the other NEOs. As such, the Compensation Committee does not expect to grant any further restricted stock awards to Mr. Lanzer so long as other NEOs are not receiving restricted stock awards.
2017 Service-Vesting LTIP Units
Based on the foregoing considerations, including the TSR and operational performance highlighted on page 43, in December 2017, the Compensation Committee approved a grant of Service-Vesting LTIP Units to Messrs. Schwimmer, Frankel, Khan and Lanzer.
The table below sets forth the total number of Service-Vesting LTIP Units awarded to Messrs. Schwimmer, Frankel, Khan and Lanzer in December 2017:

Named Executive Officer	Total Service-Vesting LTIP Units
Howard Schwimmer, Co-CEO	44,147
Michael S. Frankel, Co-CEO	44,147
Adeel Khan, CFO	22,891
David Lanzer, General Counsel and Secretary	11,446
The Service-Vesting LTIP Units vest with respect to one-third of the Service-Vesting LTIP Units underlying each award on December 15 of each year over a three-year period, beginning on December 15, 2018, subject to continued employment through the applicable vesting date. The Compensation Committee believes that Service-Vesting LTIP Units provide the desired incentive to increase the Company’s share price and, therefore, serve to drive value for our stockholders, over a three-year period. If the Company experiences poor performance that results in poor stockholder return, then the value of the Service-Vesting LTIP Units, and likewise the individual NEO’s total realized compensation, will decline as a result. If the Company has superior performance that results in superior stockholder returns, then the value of the Service-Vesting LTIP Units, and likewise the individual NEO’s total realized compensation, will correspondingly increase.
Distributions are paid on all Service-Vesting LTIP Units, whether vested or unvested, as and when dividends are declared on our common stock.

2017 Performance-Vesting LTIP Units
On December 15, 2017, the Compensation Committee approved Performance-Vesting LTIP Unit awards to Messrs. Schwimmer, Frankel, Khan and Lanzer which vest, subject to the achievement of the goals described below, based on both the Company’s absolute TSR and the Company’s TSR performance relative to a peer group, in each case, over the three-year performance period from December 15, 2017 through December 14, 2020. The maximum number of Performance-Vesting LTIP Units will be earned only if the Company both (a) achieves 36% or higher absolute TSR, inclusive of all dividends paid, over the three-year performance period and (b) finishes in the 75th or greater percentile of the peer group for TSR over the three-year performance period.
Each award of Performance-Vesting LTIP Units is comprised of a number of units designated as “absolute TSR base units,” a number of units designated as “relative TSR base units” and a number of “distribution equivalent units.” The Performance-Vesting LTIP Units, exclusive of any distribution equivalent units thereon (described below), are allocated 40% to absolute TSR performance metrics (the “Absolute TSR Base Units”) and 60% to relative TSR performance (the “Relative TSR Base Units”). The table below sets forth the total number of Performance-Vesting LTIP Units awarded to Messrs. Schwimmer, Frankel, Khan and Lanzer (which equals the sum of the Absolute TSR Base Units, the Relative TSR Base Units, and distribution equivalents on the Performance-Vesting LTIP Units that will vest, if at all, following the end of the performance period based upon the number of Absolute TSR Base Units and Relative TSR Base Units that become vested in accordance with their terms).

Named Executive Officer	Total Performance-Vesting Units	Absolute TSR Base Units	Relative TSR Base Units	Distribution Equivalent Units
Howard Schwimmer, Co-CEO	73,950	27,500	41,250	5,200
Michael S. Frankel, Co-CEO	73,950	27,500	41,250	5,200
Adeel Khan, CFO	26,900	10,000	15,000	1,900
David Lanzer, General Counsel and Secretary	13,450	5,000	7,500	950
Listed below are the grant date values and the number of Performance-Vesting LTIP Units each of Messrs. Schwimmer, Frankel, Khan and Lanzer will be eligible to receive under the Performance-Vesting LTIP Unit awards upon achieving threshold, target and maximum goals for both the absolute TSR and relative TSR performance metrics (but excluding any distribution equivalent units):

Named Executive Officer	Threshold Award (# Units)	Target Award (# Units)	Maximum Award (# Units)(1)	Grant Date Value ($)(2)
Howard Schwimmer, Co-CEO	17,188	41,250	68,750	$1,066,313
Michael S. Frankel, Co-CEO	17,188	41,250	68,750	$1,066,313
Adeel Khan, CFO	6,250	15,000	25,000	$387,750
David Lanzer, General Counsel and Secretary	3,125	7,500	12,500	$193,875

(1)	Represents the maximum Performance-Vesting LTIP Units that may vest, excluding any distribution equivalent units.

(2)	Represents the grant date fair value based on probable outcome of the performance conditions, computed in accordance with FASB ASC 718.

Any Performance-Vesting LTIP Units that are ultimately earned will vest in full on December 15, 2020, contingent upon continued employment with the Company through the end of the performance period (with certain exceptions in the event of a change in control of the Company and/or certain qualifying terminations of employment, each as discussed below under the heading “—Potential Payments Upon Termination or Change in Control”).
With respect to the Absolute TSR Base Units, if the following hurdles are achieved over the three-year performance period, the Absolute TSR Base Units will become vested as follows (generally subject to continued service through the applicable performance period):

	Absolute TSR Performance	% of Absolute TSR Base Units Vested
“Threshold Level”	18%	25%
“Target Level”	27%	60%
“Maximum Level”	36%	100%
With respect to the Relative TSR Base Units, if the following hurdles are achieved over the three-year performance period, the Relative TSR Base Units will become vested as follows (generally subject to continued service through the applicable performance period):

	Relative TSR Performance (based on the SNL US Equity REIT Index)	% of Relative TSR Base Units Vested
“Threshold Level”	35th percentile of the peer group	25%
“Target Level”	55th percentile of the peer group	60%
“Maximum Level”	75th percentile of the peer group	100%
If performance falls between the levels specified in either or both of the two tables above, the applicable portion of the Performance-Vesting LTIP Unit awards to be earned will be determined by straight-line interpolation between the specified levels.
To the extent that common stock dividends are declared with an ex-dividend date that occurs during the applicable Performance-Vesting LTIP Unit performance period, Performance-Vesting LTIP Units (whether vested or unvested) will entitle their holders to a cash payment equal to 10% of such dividends. In addition, a number of distribution equivalent units having a value equal to total common stock dividends with ex-dividend dates that occur during the performance period with respect to Performance-Vesting LTIP Units that are earned and become vested (less the distributions made with respect to such Performance-Vesting LTIP Units during the performance period as described in the immediately preceding sentence) will vest following the completion of the applicable performance period, up to the maximum number of distribution equivalent units that are included in the Performance-Vesting LTIP Units. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (i) (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in common stock on the applicable ex-dividend date and (ii) to reflect the value of any notional dividends on the notional shares resulting from such hypothetical reinvestment of distributions with an ex-dividend date occurring on or after the hypothetical issuance of such notional shares and on or prior to the last day of the performance period.

2017 Restricted Stock Award
As discussed above, in February 2017, the Compensation Committee approved an award to Mr. Lanzer of 8,681 shares of restricted stock, corresponding to a fixed grant date fair value of $200,000. This restricted stock award will vest as to 25% of the number of shares subject to the award on each of the first, second, third and fourth anniversaries on the date of grant (March 1st of 2018, 2019, 2020 and 2021), subject to the executive’s continued service with us through the applicable vesting date (with certain exceptions as discussed below under the heading “—Potential Payments Upon Termination or Change in Control”).
Retirement Plans
The Internal Revenue Code of 1986, as amended, allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to a 401(k) plan. We established a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Messrs. Khan and Lanzer each received an employer matching contribution to the 401(k) plan of $540 related to 2017 contributions.
Employee Benefits and Perquisites
Our full-time employees, including our NEOs, are eligible to participate in health and welfare benefit plans, which provide medical, dental, prescription and other health and related benefits. We may also implement additional benefit and other perquisite programs as our Compensation Committee determines appropriate, though we do not expect any such additional benefits and perquisites to constitute a material component of our NEOs’ compensation package.
Severance and Change in Control Benefits
The Company’s business is competitive and the Compensation Committee believes that it is extremely important for the Company to maintain employment agreements with its most senior executives that offer reasonable protections to the executives in connection with transactions and involuntary termination. The employment agreements covering our NEOs generally provide for severance payments and benefits if the executive terminates his employment for “good reason” or is terminated by the Company without “cause”, as those terms are defined in each agreement. In addition, our Co-CEOs are eligible to receive severance if our Company elects not to renew the term of their respective employment agreements, provided that they were willing to continue employment on similar terms. Our Compensation Committee believes that these severance arrangements promote stability and continuity of senior management. These employment agreements also provide for equity award acceleration (excluding performance unit awards) upon a change in control (as defined in our Incentive Award Plan) in order to ensure that our NEOs realize the value of their time-based equity incentive awards if they bring us through a successful sale transaction (accelerated vesting with respect to performance unit awards is governed by the terms of those awards, as described below under the heading “—Potential Payments Upon Termination or Change in Control”). By including these severance and change in control provisions in the employment agreements, our Compensation Committee believes we can reinforce and encourage the continued attention and dedication of our NEOs to their assigned duties without distraction in the face of an actual or threatened transaction and ensure that our NEOs are motivated to negotiate the best acquisition consideration for our stockholders.
For a description of the material terms of these NEO employment agreements, as well as the treatment of outstanding equity awards in connection with a change in control or qualifying termination, see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2017 Table” and “—Potential Payments Upon Termination or Change in Control” below.

Governance Policies Relating to Compensation
Minimum Ownership Guidelines
The Board expects the NEOs to own a meaningful equity interest in the Company to more closely align the interests of these executive officers with those of stockholders. Accordingly, the Board has adopted the Executive Officer Stock Ownership Policy dated February 16, 2016, which establishes equity ownership guidelines for the Co-CEOs, the CFO and the General Counsel and Secretary. The executives are required to hold common equity with a value equivalent to a multiple of their salary as listed in the table below:

Title	Multiple
Co-CEOs	6 x Base Salary
CFO & General Counsel and Secretary	3 x Base Salary
These NEOs have until December 2020 (or, with respect to Mr. Lanzer, December 2021) to meet the share ownership guidelines. Vested and unvested restricted common stock and LTIP Units count toward the equity ownership guidelines (in addition to shares of common stock and units in our operating partnership), excluding unearned Performance-Vesting LTIP Units. As of the April 27, 2018, all of our NEOs (other than Mr. Lanzer, who was hired in March of 2016), satisfy the share ownership guidelines.
Anti-Hedging Policy
The Board has established an anti-hedging policy applicable to our officers, directors, other employees and their family members. The policy prohibits any director, officer or other employee of the Company and his or her family members from trading in puts, calls or other derivative securities based on the Company’s securities. In addition, certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow a stockholder to lock in much of the value of his or her holdings, often in exchange for all or part of the potential upside appreciation in the share holdings. These transactions allow the stockholder to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the owner may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers, other employees and their family members are prohibited from engaging in any such transactions with respect to the common stock owned.
Anti-Pledging Policy
The Board has established an anti-pledging policy applicable to our officers, directors, other employees and their family members. The policy prohibits any director, officer or other employee of the Company and his or her family members from pledging or using as collateral, the Company’s securities in order to secure personal loans, lines of credit or other obligations, including holding Company securities in a margin account. Exceptions to this policy are granted where (i) the securities pledged are not needed to satisfy the minimum ownership level required by the Company’s stock ownership guidelines, (ii) such individual has and maintains a sufficient amount of immediately available cash or securities at all times to prevent a sale of the Company’s securities during a time when such sale would be prohibited and (iii) the securities pledged are not utilized as part of any hedging transaction prohibited by the Company’s anti-hedging policy described above.

Tax and Accounting Considerations
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for our chief executive officer, chief financial officer, and the three other most highly compensated officers of such corporation for such taxable year. Prior to the effectiveness of the Tax Act, the deduction limit included an exception for “qualified performance-based compensation.” However, the Tax Act amended certain aspects of Section 162(m) of the Code, including eliminating the exception permitting deduction of “qualified performance-based compensation,” and expanding the scope of employees to whom the deduction limit applies. The Tax Act includes a grandfathering provision, pursuant to which remuneration that was intended to be “qualified performance-based compensation,” and that was provided pursuant to a written binding contract in effect on November 2, 2017 which has not been modified in any material respect on or after that date, will continue to be eligible for the “qualified performance-based compensation” exception.
We believe that we qualify as a REIT under the Code and generally are not subject to federal income taxes, provided we distribute to our stockholders at least 90% of our taxable income each year. As a result of the Company’s tax status as a REIT, the loss of a deduction under Section 162(m) of the Code may not affect the amount of federal income tax payable by the Company. In approving the amount and form of compensation for our named executive officers in the future, our Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m) of the Code, if any. However, our Compensation Committee may, in its judgment, authorize compensation payments that are subject to deduction limitations under Section 162(m) of the Code when it believes that such payments are appropriate to attract and retain executive talent.
Section 280G of the Internal Revenue Code
Section 280G of the Code disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% penalty on the individual receiving the excess payment.
Parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation. In approving the compensation arrangements for our named executive officers in the future, our Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, our Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.
Note that none of our NEOs (or other executives or employees) are entitled to any tax gross-up or similar payments with respect to any excise taxes that may be imposed in accordance with the foregoing.

Accounting Standards
ASC Topic 718 requires us to calculate the grant date “fair value” of our stock-based awards using a variety of assumptions. ASC Topic 718 also requires us to recognize an expense for the fair value of equity-based compensation awards. Grants of restricted stock, Service-Vesting LTIP Units and Performance-Vesting LTIP Units under our equity incentive award plans will be accounted for under ASC Topic 718. Our Compensation Committee will regularly consider the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, we may revise certain programs to appropriately align the accounting expense of our equity awards with our overall executive compensation philosophy and objectives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Rexford Industrial Realty, Inc., a Maryland corporation, has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
This report of the Compensation Committee is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.
The foregoing report has been furnished by the Compensation Committee as of April 27, 2018.
Robert L. Antin, Chairman
Steven C. Good
Peter E. Schwab

SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our NEOs for 2017, 2016 and 2015.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total($)
Howard Schwimmer Co-Chief Executive Officer	2017	550,000	—	2,348,828	(5)	825,000	29,475	3,753,303
	2016	495,000	—	1,694,905		742,500	27,831	2,960,236
	2015	495,000	495,000	1,871,600		—	26,559	2,888,159
Michael S. Frankel Co-Chief Executive Officer	2017	550,000	—	2,348,828	(5)	825,000	13,149	3,736,977
	2016	495,000	—	1,694,905		742,500	12,418	2,944,823
	2015	495,000	495,000	1,871,600		—	13,126	2,874,726
Adeel Khan Chief Financial Officer	2017	350,000	—	1,052,756	(5)	525,000	13,149	1,940,905
	2016	315,000	—	880,409		393,750	10,393	1,599,552
	2015	315,000	252,000	930,846		—	12,825	1,510,671
David Lanzer General Counsel and Secretary	2017	300,000	—	726,402	(5)(6)	270,000	13,149	1,309,551
	2016	195,313	140,000	100,009		—	36,978	472,300
_____________

(1)	Amounts shown in the “Salary” column reflect the base salary earned by each NEO during the applicable year.

(2)	Amounts shown in the “Bonus” column reflect the payment of discretionary bonuses awarded to the NEOs with respect to performance during the applicable year.

(3)
Amounts shown in the “Non-Equity Incentive Plan Compensation” column reflect annual bonus awards earned for performance in 2017 and 2016 under the applicable annual bonus programs in place for those years. Prior to 2016, we awarded discretionary performance bonuses to our NEOs, which are reflected in the “Bonus” column. Messrs. Schwimmer and Frankel’s 2017 annual bonuses were delivered in a combination of cash and LTIP Units, with 25% of each such NEO’s annual bonus ($206,250) delivered in cash and 75% of each such NEO’s annual bonus ($618,750) delivered in LTIP Units. Accordingly, in early 2018, at the same time that annual bonuses were paid to our NEOs generally, Messrs. Schwimmer and Frankel were each granted 22,517 LTIP Units, with the number of LTIP Units granted determined by dividing the cash value of relevant portion of each of Messrs. Schwimmer and Frankel’s respective annual bonuses by the closing price of our common stock on the date of grant. The LTIP Units were fully vested at grant.

(4)
Amounts shown in the “All Other Compensation” column reflect medical insurance premiums paid by or reimbursed to each NEO by the Company during 2017, 2016 and 2015, respectively, for the direct or indirect benefit of the NEO that are not generally available to all other employees of the Company.

(5)
Amounts shown in the “Stock Awards” column for 2017 include, for all NEOs, the full grant-date fair value of Service-Vesting LTIP Units and Performance-Vesting LTIP Units and (for Mr. Lanzer only) restricted stock awards granted in 2017 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide detailed information regarding the assumptions used to calculate the value of Service-Vesting LTIP Units and Performance-Vesting LTIP Units made to executive officers in Note 14 to our consolidated financial statements contained in our Annual Report on Form 10-K filed February 21, 2018. There can be no assurance that awards will vest (in which case no value will be realized by the individual). The Performance-Vesting LTIP Unit awards are treated as market condition shares as defined under ASC Topic 718, and as a result, the grant date values will not differ from the fair values.

(6)
Prior to December 2017, the Compensation Committee provided Mr. Lanzer with long-term incentive compensation in the form of restricted stock, consistent with awards to the Company’s non-NEO employees. Specifically, in December 2016, Mr. Lanzer did not receive LTIP Units with respect to 2017 as did our other NEOs. Instead, effective March 1, 2017, the Compensation Committee granted to Mr. Lanzer a long-term incentive award of 8,681 shares of restricted stock at the same time as grants made to the Company’s non-NEO employees generally, corresponding to a fixed grant date fair value of $200,000. In December 2017, the Compensation Committee determined to align Mr. Lanzer’s annual long-term incentive compensation with that of our other NEOs, and Mr. Lanzer, along with the other NEOs, received an LTIP Unit award in December 2017. As a result of this change to Mr. Lanzer’s long-term incentive compensation, Mr. Lanzer received two long-term incentive awards in 2017. Going forward, the Compensation Committee intends to continue to provide Mr. Lanzer with long-term incentive compensation on the same basis as the other NEOs. As such, the Compensation Committee does not expect to grant any further restricted stock awards to Mr. Lanzer so long as other NEOs are not receiving restricted stock awards.

GRANTS OF PLAN-BASED AWARDS FOR 2017
The following table sets forth information regarding grants of awards made to our NEOs during 2017.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards; Number of Units (#)		Grant Date Fair Value of Stock Awards ($)(4)
Howard Schwimmer	12/15/2017	—	—	—	—	—	—	44,147	(3)	1,282,515
	12/15/2017	—	—	—	17,188	41,250	68,750	—		1,066,313
	—	275,000	550,000	825,000	—	—	—	—		—
Michael S. Frankel	12/15/2017	—	—	—	—	—	—	44,147	(3)	1,282,515
	12/15/2017	—	—	—	17,188	41,250	68,750	—		1,066,313
	—	275,000	550,000	825,000	—	—	—	—		—
Adeel Khan	12/15/2017	—	—	—	—	—	—	22,891	(3)	665,006
	12/15/2017	—	—	—	6,250	15,000	25,000	—		387,750
	—	175,000	350,000	525,000	—	—	—	—		—
David Lanzer	12/15/2017	—	—	—	—	—	—	11,446	(3)	332,517
	12/15/2017	—	—	—	3,125	7,500	12,500	—		193,875
	3/1/2017	—	—	—	—	—	—	8,681	(5)	200,010
	—	90,000	180,000	270,000	—	—	—	—		—

(1)
Represents threshold, target and maximum annual bonus opportunities for performance in 2017. Messrs. Schwimmer and Frankel’s 2017 annual bonuses were delivered in a combination of cash and LTIP Units, with 25% of each such NEO’s annual bonus ($206,250) delivered in cash and 75% of each such NEO’s annual bonus ($618,750) delivered in LTIP Units. Accordingly, in early 2018, at the same time that annual bonuses were paid to our NEOs generally, Messrs. Schwimmer and Frankel were each granted 22,517 LTIP Units, with the number of LTIP Units granted determined by dividing the cash value of relevant portion of each of Messrs. Schwimmer and Frankel’s respective annual bonuses by the closing price of our common stock on the date of grant. The LTIP Units were fully vested at grant.

(2)
Represents awards of Performance-Vesting LTIP Units in our operating partnership. The amounts in the threshold, target and maximum columns correspond to the number of base Performance-Vesting LTIP Units that would be earned in the event that specified threshold, target and maximum goals, respectively, are achieved. These amounts exclude distribution equivalent units which are eligible to vest upon the conclusion of the applicable performance period based on the number of Performance-Vesting LTIP Units actually earned. For more information on these performance unit awards, see “Compensation Discussion and Analysis—Elements of Compensation-Long-Term Incentives”.

(3)
Represents awards of Service-Vesting LTIP Units in our operating partnership. For more information on these Service-Vesting LTIP Unit awards, see “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives”.

(4)
Amounts for 2017 reflect the full grant-date fair value of Service-Vesting LTIP Units, Performance-Vesting LTIP Units and restricted stock awards (granted to Mr. Lanzer only) granted in 2017 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide detailed information regarding the assumptions used to calculate the value of Service-Vesting LTIP Units, Performance-Vesting LTIP Units and restricted stock awards granted to executive officers in Note 14 to our consolidated financial statements contained in our Annual Report on Form 10-K filed February 21, 2018. With respect to any such awards that are subject to vesting, there can be no assurance that awards will vest (in which case no value will be realized by the individual).

(5)	Represents a time-based award of restricted common stock in the Company.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Executive Compensation Arrangements
Below are summaries of the key terms of the employment and letter agreements applicable to our NEOs. The employment agreements for Messrs. Schwimmer, Frankel and Khan also provide for certain severance and change-in-control payments and benefits, as described below under “Potential Payments upon Termination or Change in Control.”
Howard Schwimmer and Michael Frankel
In July 2013, we entered into employment agreements with Messrs. Schwimmer and Frankel, which became effective upon the completion of our IPO. The following is a summary of the material terms of the agreements.
Under the employment agreements, Messrs. Schwimmer and Frankel each serve as a Co-Chief Executive Officer of our Company and report directly to our Board. The initial term of the employment agreements ended on the fourth anniversary of the completion of our IPO, or July 24, 2017. On that date the employment agreements automatically renewed, and on each subsequent one-year anniversary of such date, the term of the employment agreements will automatically be extended, in each case, for one year, unless earlier terminated. Pursuant to the employment agreements, during the terms of Messrs. Schwimmer’s and Frankel’s employment, we will nominate each for election as a director.
Under the employment agreements, Messrs. Schwimmer and Frankel each received initial annual base salaries of $495,000, which are subject to increase at the discretion of our Compensation Committee. In addition, each of Messrs. Schwimmer and Frankel is eligible to receive an annual discretionary cash performance bonus targeted at 100% of the executive’s then-current annual base salary. The actual amount of any such bonuses is determined by reference to the attainment of applicable company and/or individual performance objectives, as determined by our Compensation Committee.
In connection with entering into the employment agreements and as described below, Messrs. Schwimmer and Frankel were each granted an award of 285,715 shares of our restricted common stock (of which 281,395 shares subject to each award were cancelled as of December 31, 2013 in connection with the Accommodation, as defined and further described in our Annual Report on Form 10-K filed on February 25, 2016). These restricted stock awards vested in four equal, annual installments on each of the first four anniversaries of the date of grant, subject to each executive’s continued service through the applicable vesting date. In addition, beginning in calendar year 2014 and for each calendar year thereafter, Messrs. Schwimmer and Frankel are and have been eligible to receive annual equity awards, as determined by our Compensation Committee in its sole discretion. Messrs. Schwimmer and Frankel are also eligible to participate in customary health, welfare and fringe benefit plans, and, subject to certain restrictions, healthcare benefits will be provided to them and their eligible dependents at the Company’s sole expense. Each of Messrs. Schwimmer and Frankel accrues four weeks of paid vacation per year.

On June 26, 2017, the Company, the Operating Partnership and each of Messrs. Frankel and Schwimmer entered into an amendment to their respective employment agreements.
The amendments update Mr. Frankel’s and Mr. Schwimmer’s employment agreements to, among other things, (i) reflect the executives’ current base salaries (as have been adjusted since the executives’ respective employment agreements were originally executed) and (ii) to provide that, if Mr. Frankel’s or Mr. Schwimmer’s employment is terminated by reason of the executive’s death or disability, the applicable executive (or his estate) will be entitled to a pro rata portion of the executive’s annual bonus for the partial fiscal year in which the termination date occurs, determined based on actual performance (in addition to any accrued amounts and the executives’ current entitlement to accelerated vesting of outstanding equity awards that vest based solely on continued services to the Company). The termination provisions of the amended employment agreements for Mr. Frankel and Mr. Schwimmer are detailed below in “Potential Payments Upon Termination or Change in Control.”
Adeel Khan
In November 2014, we entered into an employment agreement with Mr. Khan. The following is a summary of the material terms of the agreement.
Under his employment agreement, Mr. Khan continues to serve as Chief Financial Officer of our Company and reports directly to the Co-Chief Executive Officers of our Company or their designee. The initial term of the employment agreement ended on the third anniversary of the effective date (November 25, 2017).
Under his employment agreement, Mr. Khan initially received an annual base salary of $315,000, which is subject to annual review and increase at the discretion of our Compensation Committee. In addition, Mr. Khan is eligible to receive an annual discretionary cash performance bonus targeted at 80% of Mr. Khan’s base salary actually paid for such year. The actual amount of any such bonus is determined by reference to the attainment of applicable Company and/or individual performance objectives, as determined by our Compensation Committee, and may be greater or less than the target amount, or zero.
Mr. Khan is eligible to participate in customary health, welfare and fringe benefit plans, and, subject to certain restrictions, healthcare benefits will be provided to him and his eligible dependents at our sole expense. Mr. Khan accrues four weeks of paid vacation per year.
On June 26, 2017, the Company, the Operating Partnership and Mr. Khan entered into an amendment to his employment agreement.
The amendment updates Mr. Khan’s employment agreement to, among other things, (i) reflect Mr. Khan’s current base salary (as has been adjusted since the Mr. Khan’s employment agreement was originally executed), (ii) to reflect Mr. Khan’s current target annual bonus level, and (iii) to provide that, if Mr. Khan’s employment is terminated by reason of death or disability, he (or his estate) will be entitled to a pro rata portion of his annual bonus for the partial fiscal year in which the termination date occurs (in addition to any accrued amounts and Mr. Khan’s current entitlement to accelerated vesting of outstanding equity awards that vest based solely on continued services to the Company). The termination provisions of the amended employment agreements for Mr. Khan are detailed below in “Potential Payments Upon Termination or Change in Control.”

David Lanzer
On June 26, 2017, the Company and the Operating Partnership entered into an employment agreement with Mr. Lanzer. The following is a summary of the material terms of the employment agreement.
Under his employment agreement, Mr. Lanzer receives an annual base salary of $300,000, which is subject to annual review and increase at the discretion of our Compensation Committee. In addition, Mr. Lanzer is eligible to receive an annual cash performance bonus opportunity targeted at 60% of Mr. Lanzer’s annual base salary. The actual amount of any such bonus will be determined by reference to the attainment of applicable Company and/or individual performance objectives, as determined by the compensation committee of the Company’s Board, and may be greater or less than the target amount, or zero.
Mr. Lanzer is eligible to participate in customary health, welfare and fringe benefit plans, and, subject to certain restrictions, healthcare benefits will be provided to him and his eligible dependents at our sole expense. Mr. Lanzer will accrue four weeks of paid vacation per year.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2017.

Name	Grant Date(1)	Number of Shares or Stock Units that Have Not Vested (#)		Market Value of Shares of Stock or Units that Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Units That Have Not Vested (#)		Equity Incentive Plan Awards; Market or Payout Value of Unearned Units That Have Not Vested ($)(3)
Howard Schwimmer	12/15/2015	31,447	(4)	916,995	—		—
	12/15/2015	—		—	123,504	(5)	3,601,377
	12/29/2016	33,026	(6)	963,038	—		—
	12/29/2016	—		—	78,625	(7)	2,292,705
	12/15/2017	44,147	(8)	1,287,327	—		—
	12/15/2017	—		—	17,188	(9)	501,202
Michael S. Frankel	12/15/2015	31,447	(4)	916,995	—		—
	12/15/2015	—		—	123,504	(5)	3,601,377
	12/29/2016	33,026	(6)	963,038	—		—
	12/29/2016	—		—	78,625	(7)	2,292,705
	12/15/2017	44,147	(8)	1,287,327	—		—
	12/15/2017	—		—	17,188	(9)	501,202
Adeel Khan	12/15/2015	20,441	(4)	596,060	—		—
	12/15/2015	—		—	41,991	(5)	1,224,458
	12/29/2016	21,467	(6)	625,978	—		—
	12/29/2016	—		—	27,750	(7)	809,190
	12/15/2017	22,891	(8)	667,502	—		—
	12/15/2017	—		—	6,250	(9)	182,250
David Lanzer	4/2/2016	4,121	(10)	120,168	—		—
	3/1/2017	8,681	(11)	253,138	—		—
	12/15/2017	11,446	(8)	333,765	—		—
	12/15/2017	—		—	3,125	(9)	91,125
____________

(1)
In addition to the vesting schedules described below, each equity award may be subject to accelerated vesting in certain circumstances, as described in “Potential Payments upon Termination or Change in Control” below.

(2)
The market value of shares of restricted stock and Service- and Performance-Vesting LTIP Units that have not vested is calculated by multiplying the fair market value of a share of our common stock on December 31, 2017 ($29.16) by the number of unvested shares of restricted stock or unvested Service- or Performance-Vesting LTIP Units outstanding under the applicable award.

(3)
The market value of unearned Performance-Vesting LTIP Units is calculated by multiplying the fair market value of a share of our common stock on December 31, 2017 ($29.16) by the number of unearned shares disclosed in accordance with SEC rules and footnotes 5, 7 and 9.

(4)
Each Service-Vesting LTIP Unit award vests as to 25% of the number of Service-Vesting LTIP Units subject to the award on each of the first, second, third and fourth anniversaries of the date of grant, subject to the executive’s continued employment with us through the applicable vesting date. The unvested portions of these awards are scheduled to vest in two remaining installments on December 15, 2018, and December 15, 2019.

(5)
Represents the number of Performance-Vesting LTIP Units, excluding distribution equivalent units, that would become earned and vested at the end of the performance period, assuming that the Company’s absolute and relative TSR performance for the three-year performance period continues at the same rate as we experienced from December 15, 2015 (the first day of the performance period) through December 31, 2017.

(6)
Each Service-Vesting LTIP Unit award vests as to 25% of the number of Service-Vesting LTIP Units subject to the award on each of the first, second, third and fourth anniversaries of the date of grant, subject to the executive’s continued employment with us through the applicable vesting date. The unvested portions of these awards are scheduled to vest in three remaining installments on December 29, 2018, December 29, 2019, and December 29, 2020.

(7)
Represents the number of Performance-Vesting LTIP Units, excluding distribution equivalent units, that would become earned and vested at the end of the performance period, assuming that the Company’s absolute and relative TSR performance for the three-year performance period continues at the same rate as we experienced from December 29, 2016 (the first day of the performance period) through December 31, 2017.

(8)
Each Service-Vesting LTIP Unit award vests as to one-third of the number of Service-Vesting LTIP Units subject to the award on each of the first, second and third anniversaries of the date of grant, subject to the executive’s continued employment with us through the applicable vesting date. The unvested portions of these awards are scheduled to vest in three installments on December 15, 2018, December 15, 2019, and December 15, 2020.

(9)
Represents the number of Performance-Vesting LTIP Units, excluding distribution equivalent units, that would become earned and vested at the end of the performance period, assuming that the Company’s absolute and relative TSR performance for the three-year performance period is achieved at the threshold level.

(10)
This restricted stock award vests as to 25% of the number of shares subject to the award on each of the first, second, third and fourth anniversaries on the date of grant, subject to the executive’s continued service with us through the applicable vesting date. The unvested portion of this award is scheduled to vest in three remaining installments on April 2, 2018, April 2, 2019, and April 2, 2020.

(11)
As discussed above, in February 2017, the Compensation Committee approved an award of 8,681 shares of restricted stock to Mr. Lanzer, corresponding to a fixed grant date fair value of $200,000. This restricted stock award vests as to 25% of the number of shares subject to the award on each of the first, second, third and fourth anniversaries on the date of grant, subject to Mr. Lanzer’s continued service with us through the applicable vesting date. The unvested portion of this award is scheduled to vest in three remaining installments on March 1, 2019, March 1, 2020, and March 1, 2021.

OPTION EXERCISES AND STOCK VESTED DURING 2017
The following table summarizes vesting of restricted stock awards and LTIP Units applicable to our NEOs during the year ended December 31, 2017. None of our NEOs held any options during 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Howard Schwimmer	57,453	1,708,890
Michael S. Frankel	57,453	1,708,890
Adeel Khan	31,881	927,020
David Lanzer	1,374	30,942

(1)	Amounts represent the market value as of the vesting date of the awards, based on the closing price for our common stock on the date of vesting of restricted stock or Service-Vesting LTIP Units.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Employment Agreements
Pursuant to the terms of the amended employment agreements for Messrs. Schwimmer and Frankel, if Mr. Schwimmer’s or Mr. Frankel’s employment is terminated by our Company without “cause,” by the executive for “good reason” (each, as defined in the applicable employment agreement) or because our Company elects not to renew the term of the employment agreement then, in addition to any accrued amounts, the executive will be entitled to receive the following, subject to the execution and non-revocation of an effective general release of claims in favor of the Company:

•
A lump-sum payment in an amount equal to three times the sum of (i) the executive’s annual base salary then in effect, (ii) the average annual bonus earned by the executive for the three prior fiscal years and (iii) the average value of any annual equity awards(s) made to the executive during the prior three fiscal years (excluding the initial grant of restricted stock granted pursuant to the employment agreements, any award(s) granted pursuant to a multi-year, outperformance or long-term performance program and any other non-recurring awards);

•
a lump-sum payment in an amount equal to (i) any annual bonus relating to the year immediately preceding the year in which the termination date occurs that remains unpaid on the termination date (if any), and (ii) a pro rata portion of the executive’s target bonus for the partial fiscal year in which the termination date occurs, payable in a lump sum on the date on which annual bonuses are paid to our Company’s senior executives generally for such year;

•
other than with respect to the Performance-Vesting LTIP Units (discussed below), accelerated vesting of all outstanding equity awards that vest solely on the passage of time held by the executive as of the termination date; and

•	company-paid continuation healthcare coverage for 18 months after the termination date.
Upon a termination of employment by reason of death or disability, Messrs. Schwimmer and Frankel or their respective estates will be entitled to accelerated vesting of all outstanding equity awards held by the executive as of the termination date other than the Performance-Vesting LTIP Units (discussed below) and a pro rata portion of the executive’s annual bonus for the partial fiscal year in which the termination date occurs, determined based on actual performance, payable in a lump sum on the date on which annual bonuses are paid to our Company’s senior executives generally for such year, in addition to any accrued amounts. In addition, upon a change in control of our Company (as defined in the Incentive Award Plan), Messrs. Schwimmer and Frankel will be entitled to accelerated vesting of all outstanding equity awards held by such executive, other than the Performance-Vesting LTIP Units (discussed below), as of the date of the change in control.
Pursuant to the terms of the amended employment agreement for Mr. Khan and the employment agreement for Mr. Lanzer, if Mr. Khan’s or Mr. Lanzer’s employment is terminated by our Company without “cause” or by Mr. Khan or Mr. Lanzer for “good reason” (each, as defined in the applicable employment agreement) then, in addition to any accrued amounts, Mr. Khan or Mr. Lanzer, as applicable, will be entitled to receive the following, subject to the execution and non-revocation of an effective general release of claims in favor of the Company:

•	a lump-sum payment in an amount equal to the executive’s annual base salary then in effect;

•
a pro rata portion of the executive’s annual bonus for the partial fiscal year in which the termination date occurs, determined based on actual performance, payable in a lump sum on the date on which annual bonuses are paid to our Company’s senior executives generally for such year;

•
other than with respect to the Performance-Vesting LTIP Units (discussed below), accelerated vesting of all outstanding equity awards that vest based solely on the passage of time held by the executive as of the termination date; and

•	company-paid continuation healthcare coverage for up to 18 months after the termination date.
Upon a termination of employment by reason of death or disability, Mr. Khan or Mr. Lanzer or their respective estates, as applicable, will be entitled to accelerated vesting of all outstanding equity awards that vest based solely on the passage of time held by Mr. Khan or Mr. Lanzer as of the termination date and a pro rata portion of the executive’s annual bonus for the partial fiscal year in which the termination date occurs, determined based on actual performance, payable in a lump sum on the date on which annual bonuses are paid to the Company’s senior executives generally for such year, in addition to any accrued amounts. In addition, upon a “change in control” of our Company (as defined in the Incentive Award Plan), Mr. Khan and Mr. Lanzer will be entitled to accelerated vesting of all outstanding equity awards held by them, other than the Performance-Vesting LTIP Units (discussed below), as of the date of the change in control.
Messrs. Schwimmer, Frankel, Khan and Lanzer’s right to receive their respective severance payments and benefits described above is subject to the applicable executive’s delivery and non-revocation of an effective general release of claims in favor of our Company. The employment agreements with Messrs. Schwimmer, Frankel, Khan and Lanzer also contain customary confidentiality and non-solicitation provisions.
In addition, each of Messrs. Schwimmer, Frankel, Khan and Lanzer’s employment agreements provide that, to the extent that any change in control payment or benefit to the applicable executive would be subject to an excise tax imposed in connection with Section 4999 of the Code, such payments and/or benefits may be subject to a “best pay cap” reduction to the extent necessary so that the executive receives the greater of the (i) net amount of the change in control payments and benefits reduced such that such payments and benefits will not be subject to the excise tax and (ii) net amount of the change in control payments and benefits without such reduction. No NEO (or other employee) is entitled to any tax gross-up payment in connection with change in control payments (or otherwise).

Service-Vesting LTIP Units and Performance-Vesting LTIP Units
Termination of Employment. If Messrs. Schwimmer, Frankel, Khan or Lanzer’s employment is terminated by the Company other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement) or, in the case of Messrs. Schwimmer or Frankel, upon the Company’s non-renewal of the executive’s employment agreement, in any case, then:

•	his Service-Vesting LTIP Units will vest in full; and

•	his Performance-Vesting LTIP Units will remain outstanding and eligible to vest based on the achievement of the performance goals during the performance period.

Change in Control. In the event of a change in control, Messrs. Schwimmer, Frankel, Khan and Lanzer’s Service-Vesting LTIP Units will vest in full. In addition, if a change in control occurs before the end of a performance period, then:

•
If the change in control occurs on or prior to the first anniversary of the grant date of the Performance-Vesting LTIP Units, the number of Performance-Vesting LTIP Units that vest will depend on whether the Company’s absolute TSR is attained at or above the threshold level as of the change in control. If it is not attained at or above the threshold level, then the number of Performance-Vesting LTIP Units that vest will equal the sum of (i) (x) the number of Absolute TSR Base Units which vest based on the achievement of pro-rated absolute TSR performance goals (determined by reference to the shortened performance period through the date of the change in control), plus (y) the number of Relative TSR Base Units which vest based on achievement of the relative TSR performance goals, pro-rated to reflect the shortened performance period through the change in control date (such number, the “Year 1 CIC base units”), plus (ii) the distribution equivalent units (calculated with respect to the Year 1 CIC base units). If the Company’s absolute TSR is attained at or above the threshold level as of the change in control, then the same calculation will apply, except that the number of Absolute TSR Base Units comprising the total vested amount will equal the greater of the number of Absolute TSR Base Units that vest based on the achievement of pro-rated absolute TSR performance goals (determined by reference to the shortened performance period through the date of the change in control) and the number of Absolute TSR Base Units that vest based on the achievement of Company’s absolute TSR (determined by reference to the shortened performance period through the date of the change in control, without pro-ration). Any Performance-Vesting LTIP Units that vest as described in this paragraph will vest immediately prior to the change in control, subject to the NEO’s continued employment until immediately prior to the change in control (except in the case of an earlier qualifying termination, as discussed above).

•
If the change in control occurs following the first anniversary of the grant date of the Performance-Vesting LTIP Units, a number of Performance-Vesting LTIP Units equal to the sum of (i) (x) the number of Absolute TSR Base Units that vest based on the achievement of pro-rated absolute TSR performance goals (determined by reference to the shortened performance period as of the date of the change in control) plus (y) the number of Relative TSR Base Units that vest based on achievement of the relative TSR performance goals (determined by reference to the shortened performance period through the date of the change in control, without pro-ration) (such number of base units, the “Year 2/3 CIC base units”), plus (ii) the distribution equivalent units (calculated with respect to the Year 2/3 CIC base units), will vest immediately prior to the change in control, subject to the NEO’s continued employment until immediately prior to the change in control (or an earlier qualifying termination as discussed above).

Summary of Potential Payments Upon Termination or Change in Control
The following table summarizes the payments that would be made to Messrs. Schwimmer, Frankel, Khan and Lanzer upon the occurrence of certain qualifying terminations of employment or a change in control, in any case, occurring on December 31, 2017. Amounts shown do not include (i) accrued but unpaid base salary through the date of termination, or (ii) other benefits earned or accrued by the NEO during his employment that are available to all salaried employees, such as accrued vacation. For purposes of the table, a “qualifying termination” refers to a termination by the executive for “good reason” or by the Company without “cause” or, with respect to Messrs. Schwimmer and Frankel, a termination due to Company non-renewal of the executive’s employment agreement.

Name	Benefit	Death/ Disability ($)		Qualifying Termination (no Change in Control) ($)		Change in Control (no Termination) ($)(1)		Qualifying Termination in Connection with a Change in Control ($)(1)
Howard Schwimmer	Cash Severance	825,000		6,807,500		—		6,807,500
	Continued Health Benefits	—		57,000		—		57,000
	Equity Acceleration	10,110,501	(2)	10,110,501	(2)	9,240,188	(3)	9,240,188	(4)
	Total	10,935,501		16,975,001		9,240,188		16,104,688
Michael S. Frankel	Cash Severance	825,000		6,807,500		—		6,807,500
	Continued Health Benefits	—		32,512		—		32,512
	Equity Acceleration	10,110,501	(2)	10,110,501	(2)	9,240,188	(3)	9,240,188	(4)
	Total	10,935,501		16,950,513		9,240,188		16,080,200
Adeel Khan	Cash Severance	525,000		875,000		—		875,000
	Continued Health Benefits	—		32,512		—		32,512
	Equity Acceleration	4,294,918	(2)	4,294,918	(2)	3,984,487	(3)	3,984,487	(4)
	Total	4,819,918		5,202,430		3,984,487		4,891,999
David Lanzer	Cash Severance	270,000		570,000		—		570,000
	Continued Health Benefits	—		32,512		—		32,512
	Equity Acceleration	805,137	(2)	805,137	(2)	707,072	(3)	707,072	(4)
	Total	1,075,137		1,407,649		707,072		1,309,584

(1)
In accordance with the employment agreement terms, if any payments made in connection with a change in control would otherwise be subject to an excise tax under Section 4999 of the Code by reason of the “golden parachute” rules contained in Section 280G of the Code, such payments will be reduced if and to the extent that doing so will result in net after-tax payments and benefits for the NEO that are more favorable than the net after-tax payments and benefits payable to the NEO in the absence of such a reduction after the imposition of the excise tax. The figures reported in this column do not reflect any such reductions as a result of Code Section 280G limits. No NEO (or other employee) is entitled to any tax gross-up payment in connection with change in control payments (or otherwise).

(2)
Represents, for each NEO, the sum of the values attributable to (i) the accelerated vesting of the unvested portion of all outstanding shares of restricted stock and all outstanding Service-Vesting LTIP Units held by the NEO as of December 31, 2017 and (ii) the number of Performance-Vesting LTIP Units that would become earned and vested at the end of the performance period, assuming absolute and relative TSR performance continues at the same rate as we experienced from the first day of the applicable performance period through December 31, 2017, including the assumed number of distribution equivalent units that will be allocated in connection with those units. Note, however, that the value of the Performance-Vesting LTIP Unit awards would ultimately reflect actual performance and, accordingly, if our actual TSR results vary, the amounts payable in respect of these awards under this scenario could be greater or less than the amounts reported. As required by applicable disclosure rules, these values reflect a hypothetical termination of the executive’s employment occurring on December 31, 2017.

(3)
Represents, for each NEO, the sum of the values attributable to (i) the accelerated vesting of the unvested portion of all outstanding shares of restricted stock and all outstanding Service-Vesting LTIP Units held by the NEO as of December 31, 2017 and (ii) the accelerated vesting of the NEO’s Performance-Vesting LTIP Unit award as described in the narrative above. The Performance-Vesting LTIP Unit awards were valued for each NEO by multiplying (i) the number of Performance-Vesting LTIP Units that would have been earned as if the date of the change in control occurred on December 31, 2017, by (ii) the fair market value of a share of our common stock on December 31, 2017 ($29.16). The number of Performance-Vesting LTIP Units that would have been earned as of December 31, 2017 is based on the Company’s actual TSR performance from the first day of the applicable performance period through December 31, 2017. As required by applicable disclosure rules, these values reflect a hypothetical change in control occurring on December 31, 2017.

(4)
Represents, for each NEO, the sum of the values attributable to (i) the accelerated vesting of the unvested portion of all outstanding shares of restricted stock and all outstanding Service-Vesting LTIP Units held by the NEO as of December 31, 2017 and (ii) the accelerated vesting of the NEO’s Performance-Vesting LTIP Unit award as described in the narrative above with respect to a change in control. The Performance-Vesting LTIP Unit awards were valued for each NEO by multiplying (i) the number of Performance-Vesting LTIP Units that would have been earned as if the date of the change in control occurred on December 31, 2017, by (ii) the fair market value of a share of our common stock on December 31, 2017 ($29.16). The number of Performance-Vesting LTIP Units that would have been earned as of December 31, 2017 is based on the Company’s actual TSR performance from the first day of the applicable performance period through December 31, 2017. As required by applicable disclosure rules, these values reflect a hypothetical change in control and qualifying termination occurring on December 31, 2017.

CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation for Howard Schwimmer and Michael Frankel (our Co-CEOs) to the median of the annual total compensation of all of our employees, excluding Mr. Schwimmer and Mr. Frankel (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the Summary Compensation Table). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements of Item 402(u) of Regulation S-K.
For 2017, our last completed fiscal year:

•	the annual total compensation of our Co-CEOs, Mr. Schwimmer and Mr. Frankel, as reported in the Summary Compensation Table above, was $3,753,303 and $3,736,977, respectively.

•	the annual total compensation of the employee who represents our median compensated employee (other than Mr. Schwimmer and Mr. Frankel) was $92,494.
Based on this information, for 2017, the annual total compensation of Mr. Schwimmer and Mr. Frankel was approximately 41 times and 40 times the median of the annual total compensation of all of our employees (other than our Co-CEOs), respectively.

Determining the Median Employee
Employee Population
We used November 1, 2017 as the reference date for identifying our median employee. As of such date, our employee population consisted of approximately 104 total employees, all of whom were located in the United States. For purposes of the pay ratio calculation, our employee population consists of all full- and part-time employees at all locations, including all temporary employees employed as of the measurement date.
Methodology for Determining Our Median Employee
To identify the median employee from our employee population, we used total annual compensation (including base salary and bonus and equity payments, as applicable), calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. In identifying the median employee, we annualized the compensation of all full-time employees and we did not make any cost-of-living adjustments.
Compensation Measure and Annual Total Compensation of Median Employee
With respect to the annual total compensation of the median employee, we calculated such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of December 31, 2017 regarding compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	996,733	(2)	—	540,732
Equity compensation plans not approved by security holders	—		—	—
Total	996,733		—	540,732
____________

(1)
Consists of the Incentive Award Plan, which was adopted by our Board in connection with the closing of our IPO in July 2013, and provides for awards of options, stock appreciation rights, restricted stock, dividend equivalents, restricted stock units, performance awards, performance share awards, Service-Vesting LTIP Units, Performance-Vesting LTIP Units, stock payments and other incentive awards to be available for employees and consultants of our Company, our operating partnership and Rexford Industrial Realty and Management, Inc. (and any of their qualifying subsidiaries) and for our directors.

(2)
Includes the following unvested securities: (i) 293,485 Service-Vesting LTIP Units and (ii) 703,248 Performance-Vesting LTIP Units, which represents the maximum number of Performance-Vesting LTIP Units that would be earned in the event that specified maximum goals are achieved. For more information on these Performance-Vesting LTIP Unit awards, see “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentives”.

STOCK OWNERSHIP
PRINCIPAL STOCKHOLDERS
The following table sets forth certain information regarding the beneficial ownership of shares of our common stock and shares of common stock into which common units of limited partnership held in our operating partnership (“common units”) are exchangeable as of April 16, 2018 for (i) each person who is the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our directors and NEOs, and (iii) all of our directors and executive officers as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person holds shares of common stock as opposed to units is set forth in the footnotes below.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or other rights (as set forth above) held by that person that are exercisable as of April 16, 2018, or will become exercisable within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.
Unless otherwise indicated, the address of each named person is c/o Rexford Industrial Realty, Inc., 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California 90025.

Name of Beneficial Owner	Number of Shares and Units Beneficially Owned	Percentage of All Shares(1)	Percentage of All Shares and Units(2)
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	11,759,882	14.5%	14.1%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	7,971,391	9.8%	9.6%
Deutsche Bank AG(5) Taunusanlage 12 60325 Frankfurt am Main Federal Republic of Germany	5,536,227	6.8%	6.7%
Vanguard Specialized Funds—Vanguard REIT Index Fund(6) 100 Vanguard Boulevard Malvern, PA 19355	4,786,424	5.9%	5.8%
Howard Schwimmer(7)	559,530	*	*
Richard Ziman(8)	424,832	*	*
Michael Frankel(9)	355,573	*	*
Adeel Khan(10)	45,194	*	*
Robert L. Antin	29,611	*	*
Steven C. Good	18,611	*	*
Peter E. Schwab	12,716	*	*
David Lanzer(11)	12,234	*	*
Tyler H. Rose	9,167	*	*
Diana J. Ingram	—	*	*
All directors and executive officers as a group (10 persons)	1,467,468	1.8%	1.8%
__________________
*    Less than 1.00%.

(1)
Assumes 81,077,178 shares of common stock are outstanding as of April 16, 2018. In computing the percentage ownership of a person or group, we have assumed that all of the common units held by that person or the persons in the group have been redeemed in exchange for shares of common stock and that those shares are outstanding but that no units held by other persons have been redeemed in exchange for shares of common stock.

(2)
Computation of the percentage ownership assumes 83,118,353 shares of common stock and units, including vested LTIP Units and common units not held by us, are outstanding as of April 16, 2018, comprised of 81,077,178 shares of common stock, 1,883,636 common units held by limited partners and 157,539 vested LTIP Units.

(3)
Based solely on information disclosed in the Schedule 13G/A filed with the SEC on February 12, 2018 by The Vanguard Group, Inc. (“Vanguard”) and Vanguard Fiduciary Trust Company (“VFTC”) and Vanguard Investments Australia, Ltd. (“VIA”), both wholly owned subsidiaries of Vanguard. Such report provides that Vanguard: (i) is the beneficial owner of all such shares of common stock (105,313 and 197,274 of such shares of common stock are beneficially owned as a result of its ownership of VFTC and VIA, respectively); (ii) has sole voting power with respect to 203,392 of such shares of common stock; (iii) has shared voting power with respect to 99,195 of such shares of common stock; (iv) has sole dispositive power with respect to 11,555,374 of such shares of common stock; and (v) has shared dispositive power with respect to 204,508 of such shares of common stock.

(4)
Based solely on information disclosed in the Schedule 13G/A filed with the SEC on April 6, 2018 by BlackRock, Inc. Such report provides that BlackRock, Inc.: (i) is the beneficial owner of, and has sole dispositive power with respect to, all such shares of common stock and (ii) has sole voting power with respect to 7,419,578 of such shares of common stock.

(5)
Based solely on information disclosed in the Schedule 13G/A filed with the SEC on February 14, 2018 by Deutsche Bank AG. Such report provides that Deutsche Bank, AG: (i) is the beneficial owner of, and has sole dispositive power with respect to, all such shares of common stock and (ii) has sole voting power with respect to 3,359,825 of such shares of common stock.

(6)
Based solely on information disclosed in the Schedule 13G filed with the SEC on February 2, 2018 by Vanguard Specialized Funds—Vanguard REIT Index Fund. Such report provides that Vanguard Specialized Funds—Vanguard REIT Index Fund is the beneficial owner of, and has sole voting power with respect to, all such shares of common stock.

(7)
Includes 13,575 shares of common stock and 42,002 common units held by the Schwimmer Family Irrevocable Trust for which Mr. Schwimmer is a trustee and 3,700 shares of common stock and 7,275 common units held by the Schwimmer Living Trust dated December 14, 2001 for which Mr. Schwimmer is a trustee. Includes 64,972 vested LTIP Units. Excludes 108,620 Service-Vesting LTIP Units and 293,567 Performance-Vesting LTIP Units, which do not vest, or will not be earned, within 60 days of April 16, 2018.

(8)
Includes 10,000 shares of common stock and 180,075 common units held by RSZ Trust for which Mr. Ziman is the trustee and 7,405 shares of common stock and 413 common units held by Mr. Ziman’s affiliates.

(9)
Includes 10,589 shares of common stock held by the Candice and Michael Frankel Family Trust for which Mr. Frankel is a trustee. Includes 64,972 vested LTIP Units. Excludes 108,620 Service-Vesting LTIP Units and 293,657 Performance-Vesting LTIP Units, which do not vest, or will not be earned, within 60 days of April 16, 2018.

(10)
Includes 27,595 vested LTIP Units. Excludes 64,799 Service-Vesting LTIP Units and 102,664 Performance-Vesting LTIP Units, which do not vest, or will not be earned, within 60 days of April 16, 2018. Mr. Khan also beneficially owns 5,460 shares (less than 1.0%) of the Company’s 5.875% Series A Cumulative Redeemable Preferred Stock of which there are currently 3,600,000 shares outstanding.

(11)	Excludes 11,446 Service-Vesting LTIP Units and 13,450 Performance-Vesting LTIP Units, which do not vest, or will not be earned, within 60 days of April 16, 2018.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. SEC regulations require us to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended December 31, 2017, our executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, with the following exceptions: two delinquent Form 4 filings for Adeel Khan covering two transactions in July 2017 with respect to shares that were withheld by the Company to satisfy tax withholding obligations due upon the vesting of restricted stock and a delinquent Form 4 filing for Michael Frankel covering one transaction in July 2017 with respect to shares that were withheld by the Company to satisfy tax withholding obligations due upon the vesting of restricted stock.

RELATED-PARTY AND OTHER TRANSACTIONS INVOLVING OUR OFFICERS AND DIRECTORS
We describe below transactions and series of similar transactions, during our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our outstanding common stock or any member of their immediate family had or will have a direct or indirect material interest.
Registration Rights
In connection with the completion of our IPO, we entered into a registration rights agreement with the various persons receiving shares of our common stock and/or common units in the formation transactions and concurrent private placement, including certain of our executive officers. Pursuant to the registration rights agreement, we filed a registration statement on Form S-3 covering the resale of the shares of our common stock issued in the formation transactions and the concurrent private placement and the resale of the shares of our common stock issued or issuable, at our option, in exchange for common units issued in the formation transactions. We may, at our option, register the issuance by us of shares of our common stock under the Securities Act of 1933, as amended, in lieu of our operating partnership’s obligation to pay cash for such units. We agreed to pay all of the expenses relating to the securities registrations described above.
Tax Matters Agreement
We entered into a tax matters agreement with certain limited partners of our operating partnership, including Messrs. Ziman, Schwimmer and Frankel, (in such capacity, the “Tax Matters Representatives”). Under this agreement, our operating partnership will indemnify such limited partners for their tax liabilities (plus an additional amount equal to the taxes incurred as a result of such indemnity payment) attributable to their share of the built-in gain, as of the completion of the formation transactions, with respect to their interest in certain properties in our portfolio as of the date of our IPO if the operating partnership, without the consent of at least two of the Tax Matters Representatives, disposes of any interest with respect to such properties in a taxable transaction during the shorter of the seven-year period after the completion of our formation transactions and the date on which more than 50% of the common units originally received by any such limited partner in our formation transactions have been sold, exchanged or otherwise disposed of by the limited partner, subject to certain exceptions and limitations. In addition, if during the period ending on the twelfth anniversary of the completion of the formation transactions we fail to offer certain limited partners an opportunity to guarantee, in the aggregate, up to approximately $19 million of our outstanding indebtedness, or if we fail to make commercially reasonable efforts to provide such partners who continue to own at least 50% of the common units originally received by such partners in the formation transactions with an opportunity to guarantee debt after this period, our operating partnership will be required to indemnify such limited partners against their resulting tax liabilities (plus an additional amount equal to the taxes they incur as a result of such indemnity payment). Messrs. Ziman, Schwimmer and Frankel will have the opportunity to guarantee up to approximately $1.2 million, $5.5 million and $3.1 million respectively, of our outstanding indebtedness pursuant to the tax matters agreement. Among other things, this opportunity to guarantee debt is intended to allow the participating limited partners to defer the recognition of gain in connection with our formation transactions. The sole and exclusive rights and remedies of any limited partner under the tax matters agreement shall be a claim against our operating partnership for such limited partner’s tax liabilities as calculated in the tax matters agreement, and no limited partner shall be entitled to pursue a claim for specific performance or bring a claim against any person that acquires a property from our operating partnership in violation of the tax matters agreement.

Employment Agreements
We entered into employment agreements with certain of our NEOs, which will provide for salary, bonus and other benefits, including severance upon a termination of employment under certain circumstances. The material terms of the employment agreements with our NEOs are described above under the heading “Executive Compensation.”
Property Management Agreements
As of December 31, 2017, Mr. Schwimmer owned interests in 18 properties representing approximately 1.0 million rentable square feet that were not part of the Company’s consolidated portfolio. These properties are managed by Rexford Industrial Realty and Management, Inc., a wholly owned subsidiary of our operating partnership (our “services company”) pursuant to property management agreements. In 2017, these management services generated revenues of $387,000 for the services company. Conflicts of interest may exist or could arise in the future as a result of this relationship, including the decision of whether to extend, terminate or re-negotiate these property management agreements.
Purchase and Sale Agreement
On November 30, 2017, we entered into a purchase and sale agreement (the "Agreement") with 6110-6114 Cahuenga Avenue, LLC (the "Buyer ") for the sale of our property located at 200-220 South Grand Avenue for a contract price of approximately $4.4 million. This property was actively marketed for sale. The sale of such property was completed on March 7, 2018. Larry Schwimmer is the general partner of the Buyer and father of Howard Schwimmer, our Co-CEO. Prior to entering into the Agreement, the relevant facts and circumstances relating to this transaction were presented to our Audit Committee, in accordance with our corporate governance guidelines (as described below under “—Review and Approval of Transactions With Related Persons”), and to our Board. This transaction was unanimously approved by our Audit Committee in accordance with our corporate governance guidelines.
Equity Incentive Award Plan
In connection with the formation transactions, we adopted a cash and equity-based incentive award plan for our directors, officers, employees and consultants. The material terms of equity awards granted pursuant to the plan are described above under the heading “Executive Compensation.”
Indemnification of Officers and Directors
Upon completion of our IPO, our charter and Bylaws provided for certain indemnification rights for our directors and officers and we entered into indemnification agreements with each of our executive officers and directors, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers, directors, partners, trustees, managers or members to the maximum extent permitted by Maryland law. We also entered into indemnification agreements with Messrs. Schwab and Rose upon their appointment by the Board to serve as directors.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
We have operated under our Code of Business Conduct and Ethics policy since our IPO in July 2013. As part of our Code of Business Conduct and Ethics, our officers, directors and employees are expected to engage in honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.
We have adopted a written policy regarding the review, approval and ratification of any related party transaction. Under this policy, our Audit Committee will review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party before approving such transaction. Any related party transaction shall be consummated and shall continue only if the Audit Committee or our Board of Directors has approved or ratified the transaction in accordance with the guidelines set forth in the policy. For purposes of our policy, a “Related Party Transaction” is (i) a transaction, arrangement or relationship, including any indebtedness or guarantee of indebtedness, (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) was, is or will be a participant, and in which any Related Party (as defined below) had, has or will have a direct or indirect interest or (b) any amendment or modification to such a transaction, arrangement or relationship, regardless of whether such transaction, arrangement or relationship has previously been approved in accordance with our policy. For purposes of this policy, a “Related Party” is:

•	any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of ours or a nominee to become a director of ours;

•
any person who is (or was) the beneficial owner of more than 5% of any class of our voting securities when the Related Party Transaction in question is expected to occur or exist (or when it occurred or existed);

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in- law of such director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and

•
any firm, corporation or other entity in which any of the foregoing persons is employed or is a director, officer, general partner or principal or serves in a similar position or in which such person has a 5% or greater beneficial ownership interest.

INCORPORATION BY REFERENCE
The Audit Committee Report reference to the independence of the Audit Committee members, portions of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and any information included on our website, included or described in the preceding pages are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Exchange Act, except to the extent that we specifically incorporate such information by reference.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
Under the rules of the SEC, we are permitted to use a method of delivery often referred to as “householding.” Householding permits us to mail a single set of proxy materials to any household in which two or more different stockholders reside and are members of the same household or in which one stockholder has multiple accounts. If we household materials for future meetings, then only one copy of our Annual Report and Proxy Statement will be sent to multiple stockholders who share the same address and last name, unless we have received contrary instructions from one or more of those stockholders. In addition, we have been notified that certain intermediaries (i.e., brokers, banks or other nominees) will household proxy materials for the Annual Meeting. For voting purposes, a separate proxy card will be included for each account at the shared address. We will deliver promptly, upon oral or written request, a separate copy of the Annual Report and Proxy Statement to any stockholder at the same address. If you wish to receive a separate copy of the Annual Report and Proxy Statement, or future annual reports and Proxy Statements, then you may contact our Investor Relations Department by: (a) mail at Rexford Industrial Realty, Inc., Attention: Investor Relations, 11620 Wilshire Boulevard, Suite 1000, Los Angeles, California 90025, (b) telephone at (424) 256-2153 ext. 401, or (c) e-mail at investorrelations@rexfordindustrial.com. You can also contact your broker, bank or other nominee to make a similar request. Stockholders sharing an address who now receive multiple copies of our Annual Report and Proxy Statement may request delivery of a single copy by contacting us as indicated above, or by contacting their broker, bank or other nominee, provided the broker, bank or other nominee has elected to household proxy materials.

STOCKHOLDER PROPOSALS
2018 Annual Meeting Proposals
Our Bylaws provide that nominations of individuals for election as directors and proposals of other business to be considered at an annual meeting of our stockholders may be made only pursuant to our notice of the meeting, by or at the direction of our Board or by a stockholder who was a stockholder of record both at the time the stockholder provides the notice required by our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or such other business and who has complied with certain disclosure requirements and other procedures provided for in our Bylaws. We did not receive notice of any nominations or proposals to be made at the Annual Meeting within the time period required by our Bylaws and our Board does not know of any matters that may properly be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement and any procedural matters relating to these proposals.
2019 Annual Meeting Proposals
Stockholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2019 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our General Counsel and Secretary at the address set forth on the first page of this Proxy Statement no later than December 28, 2018. Any proposal should be addressed to our General Counsel and Secretary and may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC.

In addition, our Bylaws currently require that we be given advance written notice of nominations for election as directors and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy materials in accordance with Rule 14a-8 under the Exchange Act). Our Secretary must receive such notice at the address set forth on the first page of this Proxy Statement not later than the close of business on December 28, 2018 and no earlier than November 28, 2018 for nominations and other matters to be presented at the 2019 annual meeting of our stockholders. However, in the event that the 2019 annual meeting is held before May 12, 2019 or after July 11, 2019, for notice by a stockholder to be timely it must be received no earlier than 150 days prior to the date of the 2019 annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (a) 120 days prior to the date of the 2019 annual meeting and (b) the tenth day following the day on which we first made a public announcement of the date of such meeting.

OTHER MATTERS
Our Board of Directors knows of no other matters that may properly be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their discretion. It is important that the proxies be returned promptly and that you be represented. Stockholders are urged to authorize a proxy promptly by either electronically submitting a proxy or voting instruction card over the internet or by telephone or by delivering to us or your broker a signed and dated proxy card.
By Order of the Board of Directors,

David Lanzer
General Counsel and Secretary
Los Angeles, California
April 27, 2018

APPENDIX A - RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FFO, Core FFO and Core FFO Per Share
FFO
We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs), impairment write-downs of depreciable real estate, and after adjustments for unconsolidated partnerships and joint ventures.
Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, and asset impairments, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs.
However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.
Core FFO
We also present Core FFO by adjusting FFO to exclude the impact of certain items that we do not consider indicative of our on-going operating performance. For the year ended December 31, 2017, Core FFO adjustments consisted of approximately $0.5 million of acquisition expenses. We believe that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.

Core FFO per diluted share
Core FFO per diluted share is calculated as Core FFO available to common stockholders divided by the weighted average shares of common stock outstanding – diluted.
The following table sets forth a reconciliation of net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to FFO, Core FFO and Core FFO per diluted share for the year ended December 31, 2017 (unaudited and in thousands, except per share amounts):

Year Ended December 31, 2017
Net income	$41,700
Add:
Depreciation and amortization	64,852
Deduct:
Gain on sale of real estate	(29,573)
Gain on sale of real estate from unconsolidated joint venture	(11)
FFO	76,968
Add:
Acquisition expenses	454
Core FFO	77,422
Less: preferred stock dividends	(5,875)
Less: Core FFO attributable to noncontrolling interests(1)	(1,927)
Less: Core FFO attributable to participating securities(2)	(549)
Core FFO available to common stockholders	$69,071
Core FFO per diluted share	$0.96
Weighted-average shares of common stock outstanding - diluted	71,599

(1)	Noncontrolling interests represent holders of outstanding common units of the Company’s operating partnership that are owned by unit holders other than us.

(2)	Participating securities include unvested shares of restricted stock, unvested Service-Vesting LTIP Units and unvested Performance-Vesting LTIP Units.

NOI and Cash NOI (Including our Same Property Portfolio)
NOI
NOI is a non-GAAP measure, which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total rental revenues from real estate operations including i) rental income, ii) tenant reimbursements, and iii) other income less property expenses (before interest expense, depreciation and amortization). We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense and gains (or losses) from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP.
Cash NOI
NOI on a cash-basis (“Cash NOI”) is a non-GAAP measure, which we calculate by adding or subtracting from NOI (i) fair value lease revenue and (ii) straight-line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP.
Same Property Portfolio NOI and Same Property Portfolio Cash NOI
Same Property Portfolio NOI and Same Property Portfolio Cash NOI represents the NOI and Cash NOI for a subset of our consolidated portfolio and includes the NOI and Cash NOI attributable to properties that were wholly-owned by us as of January 1, 2016 and still owned by us as of December 31, 2017.

The following table sets forth the revenue and expense items comprising Same Property Portfolio NOI and the adjustments to calculate Same Property Portfolio Cash NOI for the years ended December 31, 2017 and 2016 (unaudited and in thousands):

	Year Ended December 31,
	2017	2016
Rental income	$99,031	$91,971
Tenant reimbursements	15,257	13,691
Other income	712	751
Total operating revenues	115,000	106,413
Property expenses	(30,214)	(28,338)
Same Property Portfolio NOI	$84,786	$78,075
Straight line rental revenue adjustment	(2,937)	(2,862)
Amortization of above/below market lease intangibles	312	177
Same Property Portfolio Cash NOI	$82,161	$75,390
The following table sets forth a reconciliation of net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to NOI, Same Property Portfolio NOI and Same Property Portfolio Cash NOI for the years ended December 31, 2017 and 2016 (unaudited and in thousands):

	Year Ended December 31,
	2017	2016
Net income	$41,700	$25,876
Add:
General and administrative	21,610	17,415
Depreciation and amortization	64,852	51,407
Acquisition Expenses	454	1,855
Interest expense	20,209	14,848
Deduct
Management, leasing and development services	493	473
Interest income	445	459
Equity in income from unconsolidated real estate entities	11	1,451
Gain on extinguishment of debt	25	—
Gain on sale of real estate	29,573	17,377
NOI	$118,278	$91,641
Non-Same Property Portfolio operating revenues	(45,417)	(18,847)
Non-Same Property Portfolio property expenses	11,925	5,281
Same Property Portfolio NOI	$84,786	$78,075
Straight line rental revenue adjustment	(2,937)	(2,862)
Amortization of above/below market lease intangibles	312	177
Same Property Portfolio Cash NOI	$82,161	$75,390

APPENDIX B

AMENDED AND RESTATED
REXFORD INDUSTRIAL REALTY, INC.
AND REXFORD INDUSTRIAL REALTY, L.P.
2013 INCENTIVE AWARD PLAN

ARTICLE 1.
PURPOSE
The purpose of this Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of Rexford Industrial Realty, Inc., a Maryland corporation (the “Company”), Rexford Industrial Realty and Management, Inc., a California corporation (the “Services Company”), and Rexford Industrial Realty, L.P. (the “Partnership”) by linking the individual interests of Employees, Consultants, members of the Board and Services Company Directors to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan is further intended to provide flexibility to the Company, the Services Company, the Partnership and their subsidiaries in their ability to motivate, attract, and retain the services of those individuals upon whose judgment, interest, and special effort the successful conduct of the Company’s, the Services Company’s and the Partnership’s operation is largely dependent. The Plan succeeds the Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (the “Prior Plan”). In the event that the Company’s stockholders do not approve the Plan, the Prior Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date the Plan was approved by the Board.
ARTICLE 2.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.
2.1“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11 hereof. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6 hereof, or which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.
2.2“Affiliate” shall mean the Partnership, the Services Company, any Parent or any Subsidiary.
2.3 “Applicable Law” shall mean any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4“Award” shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalent award, a Stock Payment award, a Restricted Stock Unit award, a Performance Share award, an Other Incentive Award, an LTIP Unit award or a Stock Appreciation Right, which may be awarded or granted under the Plan.
2.5“Award Agreement” shall mean any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
2.6“Board” shall mean the Board of Directors of the Company.
2.7“Change in Control” shall mean the occurrence of any of the following events:
(a)    A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, the Services Company, the Partnership or any Subsidiary, an employee benefit plan maintained by any of the foregoing entities or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than thirty percent (30%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)    During any period of two (2) consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.7(a) or Section 2.7(c) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two (2)-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction:
(i)    Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii)    After which no person or group beneficially owns voting securities representing thirty percent (30%) or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(c)(ii) as beneficially owning thirty percent (30%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(d)    Approval by the Company’s stockholders of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event” (within the meaning of Code Section 409A). Consistent with the terms of this Section 2.7, the Administrator shall have full and final authority to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.
2.8“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.
2.9“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Article 11 hereof.
2.10“Common Stock” shall mean the common stock of the Company, par value $0.01 per share.
2.11“Company” shall mean Rexford Industrial Realty, Inc., a Maryland corporation.
2.12“Consultant” shall mean any consultant or advisor of the Company, the Services Company, the Partnership or any Subsidiary who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement.
2.13“Director” shall mean a member of the Board, as constituted from time to time.
2.14“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2 hereof.
2.15“DRO” shall mean a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.
2.16 “Effective Date” shall mean the date the Plan is approved by the Company’s stockholders.
2.17“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.
2.18“Employee” shall mean any officer or other employee (within the meaning of Section 3401(c) of the Code) of the Company, the Services Company, the Partnership or any Subsidiary.
2.19“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding stock-based Awards.
2.20“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
2.21“Expiration Date” shall have the meaning provided in Section 12.1 hereof.
2.22“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) listed, quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.
2.23 “Greater Than 10% Stockholder” shall mean an individual then-owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” (as defined in Sections 424(e) and 424(f) of the Code, respectively).
2.24“Incentive Stock Option” or “ISO” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.
2.25“Individual Award Limit” shall mean the cash and share limits applicable to Awards granted under the Plan, as set forth in Section 3.3 hereof.
2.26“LTIP Unit” shall mean, to the extent authorized by the Partnership Agreement, a unit of the Partnership that is granted pursuant to Section 8.7 hereof and is intended to constitute a “profits interest” within the meaning of the Code.
2.27“Non-Employee Director” shall mean a Director of the Company or a Services Company Director, in either case, who is not an Employee.
2.28“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.
2.29“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 5 hereof. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.
2.30“Other Incentive Award” shall mean an Award denominated in, linked to or derived from Shares or value metrics related to Shares, granted pursuant to Section 8.6 hereof.
2.31“Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.32“Participant” shall mean an Eligible Individual who has been granted an Award pursuant to the Plan.
2.33“Partnership” shall mean Rexford Industrial Realty, L.P.
2.34“Partnership Agreement” shall mean the Amended and Restated Agreement of Limited Partnership of Rexford Industrial Realty, L.P., as the same may be amended, modified or restated from time to time.
2.35“Performance Award” shall mean an Award that is granted under Section 8.1 hereof.
2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined by the Administrator in its sole discretion as follows:
(a)The Performance Criteria used to establish Performance Goals may include (but shall not be limited to) one or more of the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) leasing activity; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) debt levels or reduction; (xxv) sales-related goals; (xxvi) comparisons with other stock market indices; (xxvii) operating efficiency; (xxviii) financing and other capital raising transactions; (xxix) recruiting and maintaining personnel; (xxx) year-end cash; (xxxi) acquisition activity; (xxxii) investment sourcing activity; (xxxiii) customer service; (xxxiv) marketing initiatives, and (xxxv) occupancy level, any of which may be measured either in absolute terms for the Company or any operating unit of the Company or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.
(b)Notwithstanding anything herein to the contrary, the Administrator may, in its sole discretion, provide that one or more adjustments shall be made to one or more of the Performance Goals (including any individual component of any of the Performance Goals) to reflect any items that it deems appropriate, including (but not limited to), items relating to any unusual or nonrecurring events or changes in Applicable Law, accounting principles or business conditions.
2.37“Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period, which may be based upon, but need not be limited to, one or more Performance Goals. Performance Goals may be expressed in terms of overall performance of the Company, the Services Company, the Partnership, any Subsidiary, any division or business unit thereof or an individual.
2.38“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals may be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
2.39“Performance Share” shall mean a contractual right awarded under Section 8.5 hereof to receive a number of Shares or the cash value of such number of Shares based on the attainment of specified Performance Goals or other criteria determined by the Administrator.
2.40 “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined under the General Instructions to Form S-8 Registration Statement under the Securities Act or any successor Form thereto, or any other transferee specifically approved by the Administrator, after taking into account Applicable Law.
2.41 “Plan” shall mean this Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan, as it may be amended from time to time.
2.42 “Prior Plan” shall mean the Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan.
2.43“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.
2.44 “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.
2.45“Restricted Stock” shall mean an award of Shares made under Article 7 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.
2.46“Restricted Stock Unit” shall mean a contractual right awarded under Section 8.4 hereof to receive in the future a Share or the cash value of a Share.
2.47“Securities Act” shall mean the Securities Act of 1933, as amended.
2.48“Services Company” shall mean Rexford Industrial Realty and Management, Inc., a California corporation.
2.49“Services Company Director” shall mean a member of the Board of Directors of the Services Company.
2.50“Share Limit” shall have the meaning provided in Section 3.1(a) hereof.
2.51“Shares” shall mean shares of Common Stock.
2.52“Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9 hereof.
2.53“Stock Payment” shall mean a payment in the form of Shares awarded under Section 8.3 hereof.
2.54“Subsidiary” shall mean (a) a corporation, association or other business entity of which fifty percent (50%) or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries, (b) any partnership or limited liability company of which fifty percent (50%) or more of the equity interests are owned, directly or indirectly, by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries, and (c) any other entity not described in clauses (a) or (b) above of which fifty percent (50%) or more of the ownership and the power (whether voting interests or otherwise), pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company, the Partnership, the Services Company and/or by one or more Subsidiaries.
2.55“Substitute Award” shall mean an Award granted under the Plan in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, in any case, upon the assumption of, or in substitution for, an outstanding equity award previously granted by a company or other entity that is a party to such transaction; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
2.56“Successor Entity” shall have the meaning provided in Section 2.7(c)(i) hereof.
2.57“Termination of Service” shall mean:
(a)As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company and its Affiliates is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment and/or service as an Employee and/or Director with the Company or any Affiliate.
(b)As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment and/or service as an Employee and/or Consultant with the Company or any Affiliate.
(c)As to an Employee, the time when the employee-employer relationship between a Participant and the Company and its Affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in service as a Consultant and/or Director with the Company or any Affiliate.
The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether any Termination of Service resulted from a discharge for cause and whether any particular leave of absence constitutes a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Participant ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).
ARTICLE 3.
SHARES SUBJECT TO THE PLAN
3.1Number of Shares.
(a)Subject to Section 3.1(b) and Section 12.2 hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of (i) one million seven hundred seventy thousand (1,770,000) Shares, plus (ii) the number of Shares authorized for grants available for issuance under the Prior Plan as of the Effective Date and the number of Shares subject to awards granted under the Prior Plan on or prior to the Effective Date that become available for issuance under the Plan pursuant to Section 3.1(b) hereof (the “Share Limit”). In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall be one million seven hundred seventy thousand (1,770,000) Shares. Subject to Section 12.2 hereof, each LTIP Unit issued pursuant to an Award shall count as one Share for purposes of calculating the aggregate number of Shares available for issuance under the Plan as set forth in this Section 3.1(a) and for purposes of calculating the Individual Award Limit set forth in Section 3.3 hereof. After the Effective Date, no awards may be granted under the Prior Plan; however, any awards under the Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.
(b)If any Shares subject to an Award or subject to an award granted under the Prior Plan prior to the Effective Date (a “Prior Plan Award”) (or portion thereof), in either case, are forfeited or expire or such Award or Prior Plan Award is settled for cash (in whole or in part), the Shares subject to such Award or Prior Plan Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan and shall be added back to the Share Limit in the same number of Shares as were debited from the Share Limit in respect of the grant of such Award or, with respect to any Prior Plan Award, in the same number of Shares as were debited from the share limit applicable under the Prior Plan in respect of the grant of such Prior Plan Award (in each case, as may be adjusted in accordance with Section 12.2 hereof). Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Share Limit and will not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or stock option granted under the Prior Plan; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award; (iii) Shares subject to a Stock Appreciation Right or a stock appreciation right granted under the Prior Plan that are not issued in connection with the stock settlement of the Stock Appreciation Right or stock appreciation right granted under the Prior Plan on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options or stock options granted under the Prior Plan. Any Shares covered by an Award or Prior Plan Award that are repurchased by the Company under Section 7.4 hereof at the same price paid by the Participant so that such Shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards (including dividend equivalents paid in cash in conjunction with any outstanding Prior Plan Awards) shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.
(c)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate, or with which the Company or any Affiliate combines, has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

3.2Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock or, if authorized by the Board, Common Stock purchased on the open market.
3.3Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2 hereof, (a) the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be one million five hundred thousand (1,500,000) Shares and the maximum aggregate amount of cash that may be paid in cash during any calendar year with respect to one or more Awards payable in cash shall be five million dollars ($5,000,000) (together, the “Individual Award Limits”).
ARTICLE 4.
GRANTING OF AWARDS
4.1Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom one or more Awards shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.
4.2Award Agreement. Each Award shall be evidenced by an Award Agreement stating the terms and conditions applicable to such Award, consistent with the requirements of the Plan and any applicable Program.
4.3Limitations Applicable to Section 16 Persons. Notwithstanding anything contained herein to the contrary, with respect to any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, the Plan, any applicable Program and the applicable Award Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b‑3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule, and such additional limitations shall be deemed to be incorporated by reference into such Award to the extent permitted by Applicable Law.
4.4At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Participant any right to continue as an Employee, Director or Consultant of the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company or any Affiliate, which rights are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of any Participant’s employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Affiliate.
4.5Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Affiliates shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or Individual Award Limits contained in Sections 3.1 and 3.3 hereof, respectively; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law.
4.6Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.
GRANTING OF OPTIONS
5.1Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.
5.2Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Sections 424(e) and 424(f) of the Code, respectively). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Participant, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and all other plans of the Company or any “parent corporation” or “subsidiary corporation” of the Company (as defined in Section 424(e) and 424(f) of the Code, respectively) exceeds one hundred thousand dollars ($100,000), the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted. In addition, to the extent that any Options otherwise fail to qualify as Incentive Stock Options, such Options shall be treated as Nonqualified Stock Options.
5.3Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).
5.4Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Options, which time period may not extend beyond the stated term of the Option. Except as limited by the requirements of Section 409A or Section 422 of the Code, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.
5.5Option Vesting.
(a)The terms and conditions pursuant to which an Option vests in the Participant and becomes exercisable shall be determined by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Affiliate, any Performance Goal, or any other criteria selected by the Administrator. At any time after the grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the vesting of the Option.
(b)No portion of an Option which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program, the applicable Award Agreement or by action of the Administrator following the grant of the Option.
5.6Substitute Awards. Notwithstanding the foregoing provisions of this Article 5 to the contrary, in the case of an Option that is a Substitute Award, the price per Share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.7Substitution of Stock Appreciation Rights. The Administrator may, in its sole discretion, substitute an Award of Stock Appreciation Rights for an outstanding Option at any time prior to or upon exercise of such Option; provided, however, that such Stock Appreciation Rights shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.
ARTICLE 6.
EXERCISE OF OPTIONS
6.1Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of Shares.
6.2Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then entitled to exercise the Option or such portion of the Option;
(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its sole discretion, also take such additional actions as it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;
(c)In the event that the Option shall be exercised pursuant to Section 10.3 hereof by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and
(d)Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the Shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2 hereof.
6.3Notification Regarding Disposition. The Participant shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two (2) years after the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) of such Option to such Participant, or (b) one (1) year after the date of transfer of such Shares to such Participant.
ARTICLE 7.
RESTRICTED STOCK
7.1Award of Restricted Stock.
(a)The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.
(b)The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.
7.2Rights as Stockholders. Subject to Section 7.4 hereof, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in an applicable Program or in the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the shares shall be subject to the restrictions set forth in Section 7.3 hereof.
7.3Restrictions. All shares of Restricted Stock (including any shares received by Participants thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of an applicable Program or the applicable Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Participant’s continued employment, directorship or consultancy with the Company, any Performance Goal, Company or Affiliate performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of any Program or by the applicable Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.
7.4Repurchase or Forfeiture of Restricted Stock. If no purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a purchase price was paid by the Participant for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then-subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in an applicable Program or the applicable Award Agreement. The Administrator in its sole discretion may provide that, upon certain events, including without limitation a Change in Control, the Participant’s death, retirement or disability, any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not terminate, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

7.5Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.
ARTICLE 8.
PERFORMANCE AWARDS; DIVIDEND EQUIVALENTS; STOCK PAYMENTS; RESTRICTED STOCK UNITS; PERFORMANCE SHARES; OTHER INCENTIVE AWARDS; LTIP UNITS
8.1Performance Awards.
(a)The Administrator is authorized to grant Performance Awards to any Eligible Individual. The value of Performance Awards may be linked to any one or more Performance Goals or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.
(b)Without limiting Section 8.1(a) hereof, the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of such Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.
8.2Dividend Equivalents.
(a)Subject to Section 8.2(b) hereof, Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Participant and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to Shares covered by a Performance Award shall only be paid out to the Participant at the same time or times and to the same extent that the vesting conditions, if any, are subsequently satisfied and the Performance Award vests with respect to such Shares.
(b)Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.
8.3Stock Payments. The Administrator is authorized to make one or more Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon the attainment of such Performance Goals, or such other criteria as may be established by the Administrator, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.
8.4Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Goals or such other criteria, including service to the Company or any Affiliate, in each case, on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Participant to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be consistent with the applicable provisions of Section 409A of the Code or an exemption therefrom. On the distribution dates, the Company shall issue to the Participant one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.
8.5Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number of Shares and the vesting of which may be linked to any one or more of Performance Goals or such other performance criteria (in each case on a specified date or dates or over any period or periods determined by the Administrator) and/or time-vesting or other criteria, as determined by the Administrator.
8.6Other Incentive Awards.  The Administrator is authorized to grant Other Incentive Awards to any Eligible Individual, which Awards may cover Shares or the right to purchase Shares or have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in or based on, Shares, shareholder value or shareholder return, in each case, on a specified date or dates or over any period or periods determined by the Administrator. Other Incentive Awards may be linked to any one or more Performance Goals or such other criteria determined appropriate by the Administrator.
8.7LTIP Units. The Administrator is authorized to grant LTIP Units in such amount and subject to such terms and conditions as may be determined by the Administrator; provided, however, that LTIP Units may only be issued to a Participant for the performance of services to or for the benefit of the Partnership (a) in the Participant’s capacity as a partner of the Partnership, (b) in anticipation of the Participant becoming a partner of the Partnership, or (c) as otherwise determined by the Administrator, provided that the LTIP Units are intended to constitute “profits interests” within the meaning of the Code, including, to the extent applicable, Revenue Procedure 93-27, 1993-2 C.B. 343 and Revenue Procedure 2001-43, 2001-2 C.B. 191. The Administrator shall specify the conditions and dates upon which the LTIP Units shall vest and become nonforfeitable. LTIP Units shall be subject to the terms and conditions of the Partnership Agreement and such other restrictions, including restrictions on transferability, as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.
8.8Other Terms and Conditions. All applicable terms and conditions of each Award described in this Article 8, including without limitation, as applicable, the term, vesting conditions and exercise/purchase price applicable to the Award, shall be set by the Administrator in its sole discretion, provided, however, that the value of the consideration paid by a Participant for an Award shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.
8.9Exercise upon Termination of Service. Awards described in this Article 8 are exercisable or distributable, as applicable, only while the Participant is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that such Award may be exercised or distributed subsequent to a Termination of Service as provided under an applicable Program, Award Agreement, payment deferral election and/or in certain events, including without limitation, a Change in Control, the Participant’s death, retirement or disability or any other specified Termination of Service.
ARTICLE 9.
STOCK APPRECIATION RIGHTS
9.1Grant of Stock Appreciation Rights.

(a)The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.
(b)A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then-exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per Share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in Section 9.1(c) hereof, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value on the date the Stock Appreciation Right is granted.
(c)Notwithstanding the foregoing provisions of Section 9.1(b) hereof to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, however, that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
9.2Stock Appreciation Right Vesting.
(a)The Administrator shall determine the period during which the Participant shall vest in a Stock Appreciation Right and have the right to exercise such Stock Appreciation Rights (subject to Section 9.4 hereof) in whole or in part. Such vesting may be based on service with the Company or any Affiliate, any Performance Goal or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which the Stock Appreciation Right vests.
(b)No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in an applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.
9.3Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:
(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Participant or other person then-entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;
(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance;
(c)In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 9.3 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right; and

(d)Full payment of the applicable withholding taxes for the Shares with respect to which the Stock Appreciation Rights, or portion thereof, are exercised, in a manner permitted by the Administrator in accordance with Sections 10.1 and 10.2 hereof.
9.4Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Participant has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.
ARTICLE 10.
ADDITIONAL TERMS OF AWARDS
10.1Payment. The Administrator shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to Shares then-issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
10.2Tax Withholding. The Company and its Affiliates shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or an Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s social security, Medicare and any other employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising in connection with any Award. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Participant to satisfy such obligations by any payment means described in Section 10.1 hereof, including without limitation, by allowing such Participant to elect to have the Company or an Affiliate withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the applicable statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3Transferability of Awards.
(a)Except as otherwise provided in Section 10.3(b) or (c) hereof:
(i)No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;
(ii)No Award or interest or right therein shall be subject to the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to the satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by clause (i) of this provision; and
(iii)During the lifetime of the Participant, only the Participant may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-applicable laws of descent and distribution.
(b)Notwithstanding Section 10.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee (other than to another Permitted Transferee of the applicable Participant) other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award); and (iii) the Participant (or transferring Permitted Transferee) and the Permitted Transferee shall execute any and all documents requested by the Administrator, including without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer. In addition, and further notwithstanding Section 10.3(a) hereof, the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.
(c)Notwithstanding Section 10.3(a) hereof, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Participant, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a “community property” state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is delivered to the Administrator prior to the Participant’s death.
10.4Conditions to Issuance of Shares.
(a)Notwithstanding anything herein to the contrary, neither the Company nor its Affiliates shall be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Participant make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.
(b)All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.
(c)The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.
(d)No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.
(e)Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company and/or its Affiliates may, in lieu of delivering to any Participant certificates evidencing Shares issued in connection with any Award, record the issuance of Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).
10.5Forfeiture and Claw-Back Provisions.
(a)Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Participant to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Participant incurs a Termination of Service for cause; and
(b)All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the applicable provisions of any claw-back policy implemented by the Company, whether implemented prior to or after the grant of such Award, including without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law.
10.6Prohibition on Repricing. Subject to Section 12.2 hereof, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 12.2 hereof, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.
10.7Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
10.8Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence. A Participant shall not cease to be considered an Employee, Non-Employee Director or Consultant, as applicable, in the case of any (a) leave of absence approved by the Company, (b) transfer between locations of the Company or between the Company and any of its Affiliates or any successor thereof, or (c) change in status (Employee to Director, Employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Participant’s Award.
10.9Terms May Vary Between Awards. The terms and conditions of each Award shall be determined by the Administrator in its sole discretion and the Administrator shall have complete flexibility to provide for varied terms and conditions as between any Awards, whether of the same or different Award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan).
ARTICLE 11.
ADMINISTRATION
11.1Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act, and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.l or otherwise provided in the Company’s charter or Bylaws or any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment, Committee members may resign at any time by delivering written or electronic notice to the Board, and vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6 hereof.

11.2Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Participant is obtained or such amendment is otherwise permitted under Section 12.12 hereof. Any such grant or award under the Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b‑3 under the Exchange Act or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.
11.3Action by the Committee. Unless otherwise established by the Board, in the Company’s charter or Bylaws or in any charter of the Committee or as required by Applicable Law or, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. To the greatest extend permitted by Applicable Law, each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
11.4Authority of Administrator. Subject to any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:
(a)Designate Eligible Individuals to receive Awards;
(b)Determine the type or types of Awards to be granted to each Eligible Individual;
(c)Determine the number of Awards to be granted and the number of Shares to which an Award will relate;
(d)Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance goal, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;
(e)Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(f)Prescribe the form of each Award Agreement, which need not be identical for each Participant;
(g)Determine as between the Company, the Services Company, the Partnership and any Subsidiary which entity will make payments with respect to an Award, consistent with applicable securities laws and other Applicable Law;

(h)Decide all other matters that must be determined in connection with an Award;
(i)Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
(j)Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and
(k)Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.
11.5Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
11.6Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.
ARTICLE 12.
MISCELLANEOUS PROVISIONS
12.1Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2 hereof, (i) increase the Share Limit, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 10.6 hereof. Except as provided in Section 12.12 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Participant, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. Notwithstanding anything herein to the contrary, no ISO shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date.
12.2Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.
(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Board may make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the Share

Limit and Individual Award Limits); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and/or (iv) the grant or exercise price per share for any outstanding Awards under the Plan.
(b)In the event of any transaction or event described in Section 12.2(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law or accounting principles, the Board, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Board determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(i)To provide for either (A) termination of any such Award in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2, the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Board in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested;
(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)To make adjustments in the number and type of securities subject to outstanding Awards and Awards which may be granted in the future and/or in the terms, conditions and criteria included in such Awards (including the grant or exercise price, as applicable);
(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all securities covered thereby, notwithstanding anything to the contrary in the Plan or an applicable Program or Award Agreement; and
(v)To provide that the Award cannot vest, be exercised or become payable after such event.
(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 12.2(a) and 12.2(b) hereof:
(i)The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or
(ii)The Board shall make such equitable adjustments, if any, as the Board in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments to the Share Limit and the Individual Award Limits).

The adjustments provided under this Section 12.2(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.
(d)Except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company (or an Affiliate) and a Participant, if a Change in Control occurs and a Participant’s outstanding Awards are not continued, converted, assumed, or replaced by the surviving or successor entity in such Change in Control, then immediately prior to the Change in Control such outstanding Awards, to the extent not continued, converted, assumed, or replaced, shall become fully vested and, as applicable, exercisable and shall be deemed exercised immediately prior to the consummation of such transaction, and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such transaction. If an Award vests and, as applicable, is exercised in lieu of continuation, conversion, assumption or replacement in connection with a Change in Control, the Administrator shall notify the Participant of such vesting and any applicable deemed exercise, and the Award shall terminate upon the Change in Control. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 12.2(d) is zero or negative at the time of such Change in Control, such Award shall be terminated upon the Change in Control without payment of consideration therefor.
(e)The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.
(f)No adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized with respect to any Award to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.
(g)The existence of the Plan, any Program, any Award Agreement and/or any Award granted hereunder shall not affect or restrict in any way the right or power of the Company, the stockholders of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or such Affiliate’s capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock, the securities of any Affiliate or the rights thereof or which are convertible into or exchangeable for Common Stock or securities of any Affiliate, or the dissolution or liquidation of the Company or any Affiliate, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
(h)No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code or an exemption therefrom, in either case, to the extent applicable to such Award, unless the Administrator determines any such adjustments to be appropriate.
(i)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.
12.3No Stockholders Rights. Except as otherwise provided herein or in an applicable Program or Award Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record owner of such Shares.
12.4Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
12.5Section 83(b) Election. No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
12.6Grant of Awards to Certain Employees or Consultants. The Company, the Services Company, the Partnership or any Subsidiary may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Shares or other securities of the Company or the Partnership may be issued and by which such Shares or other securities and/or payment therefor may be exchanged or contributed among such entities, or may be returned upon any forfeiture of Shares or other securities by the Participant.
12.7REIT Status. The Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded, and with respect to any Award granted under the Plan, such Award shall not vest, be exercisable or be settled:
(a)    to the extent that the grant, vesting, exercise or settlement of such Award could cause the Participant or any other person to be in violation of the Common Stock Ownership Limit or the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended from time to time) or any other provision of Section 6.2.1 of the Company’s charter; or
(b)    if, in the discretion of the Administrator, the grant, vesting, exercise or settlement of such award could impair the Company’s status as a REIT.
12.8Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.
12.9Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan, the issuance and delivery of Shares and LTIP Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such Applicable Law.
12.10Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.
12.11Governing Law. The Plan and any Programs or Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Maryland without regard to conflicts of laws thereof.
12.12Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Plan, any applicable Program and the Award Agreement covering such Award shall be interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Administrator determines that any Award may be subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan, any applicable Program and the Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to avoid the imposition of taxes on the Award under Section 409A of the Code, either through compliance with the requirements of Section 409A of the Code or with an available exemption therefrom.
12.13No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
12.14Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate.
12.15Indemnification. To the extent allowable pursuant to Applicable Law and the Company’s charter and Bylaws, each member of the Board and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.16Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
12.17Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

ANNUAL MEETING OF STOCKHOLDERS OF
REXFORD INDUSTRIAL REALTY, INC.
Important Notice Regarding the Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 11, 2018
The Notice of Annual Meeting, Proxy Statement, 2017 Annual Report and other SEC filings are available at the investor relations page of our website at www.rexfordindustrial.com.
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN
THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/18440/ 1. Election of Directors: Richard S. Ziman Howard Schwimmer Michael S. Frankel Robert L. Antin Steven C. Good Diana J. Ingram Tyler H. Rose Peter E. Schwab 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. 3. The advisory resolution to approve the Company's named executive officer compensation, as described in the Rexford Industrial Realty, Inc. Proxy Statement. 4. The approval of the Amended and Restated Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan. NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any Adjournments or postponements thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. ANNUAL MEETING OF STOCKHOLDERS OF REXFORD INDUSTRIAL REALTY, INC. June 11, 2018 FOR AGAINST ABSTAIN

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ----------------
14475 REXFORD INDUSTRIAL REALTY, INC. Annual Meeting of Stockholders May 27, 2016 at 8:00 A.M. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Michael Frankel and Howard Schwimmer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote iaREXFORD INDUSTRIAL REALTY, INC. Annual Meeting of Stockholders June 11, 2018 at 8:00 A.M. Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Michael Frankel and Howard Schwimmer, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Rexford Industrial Realty, Inc., to be held on June 11, 2018 at 8:00 a.m. at the offices of Rexford Industrial Realty, Inc. at 11620 Wilshire Boulevard, Suite 1000, Los Angeles, CA 90025. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be signed on the reverse side.)